                                                      Registration No. 333-05053
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              __________________
                                   FORM S-6

                         Post-Effective Amendment No. 3
                                       to
                             Registration Statement
                                     Under
                             SECURITIES ACT OF 1933

                              __________________
                              SEPARATE ACCOUNT VL
                             (Exact Name of Trust)

                     FIRST VARIABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           2122 York Road, Suite 300
                            Oak Brook, IL 60523-1930
         (Complete Address of Depositor's Principal Executive Offices)

                              __________________

ARNOLD R. BERGMAN                                Copy To:
Vice President, General Counsel & Secretary      THOMAS C. LAUERMAN, Esq.
First Variable Life Insurance Company            Freedman, Levy, Kroll & Simonds
2122 York Road, Suite 300                        1050 Connecticut Avenue, N.W.
Oak Brook, IL 60523-1930                         Washington, D.C. 20036

(630) 684-9270                                   (202) 457-5106
(Name and Address of Agent for Service)


It is proposed that this filing will become effective
___  immediately upon filing pursuant to paragraph (b)
 X  on May 1, 1999 pursuant to paragraph  (b)
---
___  60 days after filing pursuant to paragraph (a)(i)
___  on _________ pursuant to paragraph (a)(i) of rule (485)
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities being Registered:
     An indefinite amount of interests under flexible premium variable life insurance policies.

Approximate Date of Proposed Public Offering:
     As soon as practicable after the effective date of this Registration Statement.

                             CROSS REFERENCE SHEET


Item No. in
Form N-8 B-2                                                     Location
------------                                                     --------
1, 2                            COVER PAGE, FIRST VARIABLE LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT

3                               Inapplicable

4                               DISTRIBUTION AND OTHER AGREEMENTS

5, 6                            THE SEPARATE ACCOUNT

7                               Inapplicable

8                               APPENDIX C: Financial Statements

9                               Legal Proceedings

10 (a), (b), (c), (d), (e)      HIGHLIGHTS, SURRENDER AND WITHDRAWALS, Surrender, Withdrawals, TRANSFERS
                                AMONG INVESTMENT OPTIONS, LAPSE AND REINSTATEMENT, DETERMINATION OF
                                ACCOUNT VALUE, OTHER PROVISIONS OF THE POLICY, THE POLICIES, YOUR
                                INVESTMENT OPTIONS

10 (f)                          VOTING RIGHTS, OTHER PROVISIONS OF THE POLICY

10 (g), (h)                     TRANSFERS AMONG INVESTMENT OPTIONS

10 (i)                          MIXED AND SHARED FUNDING, POLICY BENEFITS AND VALUES, OTHER PROVISIONS OF
                                THE POLICY

11, 12                          SEPARATE ACCOUNT INVESTMENT OPTIONS:  MFS Variable Insurance Trust
                                ("MFS") Variable Investors Series Trust ("VIST"),

13                              HIGHLIGHTS, OTHER CHARGES AND DEDUCTIONS (NOT CURRENTLY CHARGED),
                                ELIMINATION, REDUCTION, OR REFUND OF CHARGES AND DEDUCTIONS, INCREASES
                                IN BONUSES

14, 15                          APPLICATION AND ISSUANCE OF A POLICY, Free Look Right, ALLOCATION OF PREMIUMS

16                              PREMIUMS, ALLOCATION OF PREMIUMS, DETERMINATION OF ACCOUNT VALUE

17                              SURRENDERS AND WITHDRAWALS; Surrenders; Withdrawals, MATURITY PROCEEDS;
                                PAYMENT OF PROCEEDS

18                              OUR TAXATION, DETERMINATION OF ACCOUNT VALUE, THE SEPARATE ACCOUNT, THE
                                AVAILABLE OPTIONS, THE POLICIES, MORE ABOUT CHARGES AND DEDUCTIONS

19                              REPORTS AND RECORDS, ADVERTISING PRACTICES, OTHER PROVISIONS OF THE POLICY

20                              TRANSFERS AMONG INVESTMENT OPTIONS

21                              POLICY LOANS, Preferred Loan Amounts, Immediate Loan Repayment, THE
                                POLICIES

22, 23, 24                      Inapplicable

25                              FIRST VARIABLE LIFE INSURANCE COMPANY

26                              Inapplicable

27                              FIRST VARIABLE LIFE INSURANCE COMPANY

28                              OUR MANAGEMENT

29                              FIRST VARIABLE LIFE INSURANCE COMPANY

30, 31, 32, 33, 34              Inapplicable

35                              STATE REGULATION

36                              Inapplicable

37                              Inapplicable

38, 39, 40, 41 (a)              DISTRIBUTION AND OTHER AGREEMENTS, FIRST VARIABLE LIFE INSURANCE COMPANY

41 (b), 41 (c), 42, 43          Inapplicable

44                              DETERMINATION OF ACCOUNT VALUE

45                              Inapplicable

46                              SURRENDER AND WITHDRAWALS; Surrender; Withdrawals

47, 48, 49, 50                  Inapplicable

51                              POLICY BENEFITS AND VALUES

52                              DEATH BENEFIT AMOUNTS, Face Amount and Guideline Single Premium, Face
                                Amount and Additional Premium Payments

53 (a)                          FEDERAL TAX MATTERS

53 (b), 54, 55                  Inapplicable

56, 57, 58                      Inapplicable

59                              APPENDIX C: Financial Statements

Prospectus                                                             [Date]
                               CAPITAL ONE PAY VL
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                   Issued by
                     FIRST VARIABLE LIFE INSURANCE COMPANY

OUR MARKETING AND EXECUTIVE OFFICE:    OUR VARIABLE SERVICE CENTER:  OR, FOR EXPRESS DELIVERIES;
2122 York Road                         P.O. Box 1317                 1206 Mulberry Street
Oak Brook, IL  60523                   Des Moines, IA  50305-1317    Des Moines, IA 50309
Automated Information Line:            (800) 845-0689
(800)-59-FUNDS

The Policy described in this prospectus provides life insurance coverage that is payable upon the death of the Insured. The Policy also permits you to accumulate Account Value based on the premiums you pay, the charges and expenses of the Policy, and the investment results of the underlying investment options. The Policy requires an initial premium payment of at least $10,000 and, subject to certain restrictions, you may also make additional premium payments under the Policy.

Generally, we determine the death benefit amount under the Policy on the Policy Date by treating the initial premium as equal to 100% of the "guideline single premium." After the Policy Date, we determine the death benefit amount monthly based on the Account Value at that time multiplied by the applicable death benefit factor shown in the Policy. We guarantee that the initial death benefit amount will remain in force for a minimum period as long as you pay the initial premium and take no withdrawals or loans of Account Value. The initial death benefit amount is the Face Amount shown in the Policy when issued. The minimum guarantee period is the later of the 10th Contract Anniversary or the Insured's 65th birthday.

You may allocate your payments and your Policy's Account Value among nineteen different investment options, or to our Fixed Account. The investment options are available through our segregated asset account called Separate Account VL (the "Separate Account"). The Separate Account invests in selected portfolios of eight mutual funds (the "Funds"). The portfolios currently available under the Policy are:

          --------------------------------------------------------------------------------------------
                                       SEPARATE ACCOUNT INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------
                AIM           American      BT Insurance     Federated      Templeton     Lord Abbett
  MUTUAL      Variable         Century          Funds        Insurance      Variable         Series
   FUND      Insurance        Variable          Trust          Series       Products       Fund, Inc.
            Funds, Inc.    Portfolios, Inc.    ("BT")         ("FIS")      Series Fund       ("LA")
              ("AIM")          ("ACS")                                       ("FT")
          --------------------------------------------------------------------------------------------
            V.I. Capital                      Small Cap     Prime Money   International    Growth &
            Appreciation      VP Value          Index         Fund II          Fund         Income
                                                                             (Class 2)
PORTFOLIOS
          --------------------------------------------------------------------------------------------
            V.I. Growth                       Equity 500
                                                Index
======================================================================================================

======================================================================================================
MUTUAL      MFS Variable Insurance Trust                 Variable Investors Series Trust
FUND                   ("MFS")                                       ("VIST")
------------------------------------------------------------------------------------------------------
              MFS New                                                                        Matrix
             Discovery       MFS Growth       Small Cap       Growth        Growth &        Equity -
           Series-seeks        Series          Growth                        Income         sector
              capital                                                                       weighted
PORTFOLIOS  appreciation                                                                    equities
           -------------------------------------------------------------------------------------------
             MFS Growth                       Multiple         World       High Income        U.S.
            with Income                     Strategies -      Equity          Bond         Government
               Series                       stocks, bonds                                       Bond
                                               & cash
======================================================================================================

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

WE HAVE NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION NOT CONTAINED IN THIS PROSPECTUS (OR IN ANY SALES LITERATURE WE HAVE APPROVED.) WE DO NOT OFFER THE POLICIES EVERYWHERE, AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER ANYWHERE THAT IT WOULD BE UNLAWFUL. IN CERTAIN JURISDICTIONS, VARIOUS TIME PERIODS AND OTHER TERMS AND CONDITIONS MAY VARY FROM WHAT IS DESCRIBED IN THIS PROSPECTUS. ANY SUCH VARIATIONS THAT APPLY TO YOUR POLICY WILL BE INCLUDED IN THE POLICY OR A RELATED RIDER OR ENDORSEMENT.

                               TABLE OF CONTENTS

                                                                                               PAGE
                                                                                               ----
DEFINITIONS
HIGHLIGHTS
FIRST VARIABLE LIFE INSURANCE COMPANY
THE SEPARATE ACCOUNT
YOUR INVESTMENT  OPTIONS
The Available Options
Transfers Among Investment Options
     General Requirements
     Automatic Transfer Programs
     Restrictions on Transfers
     Automatic Transfers of Small Accounts
  Mixed and Shared Funding
MORE ABOUT CHARGES AND DEDUCTIONS
  Monthly Deductions
  Daily Deductions
  Withdrawal Charges
 Fund Expenses
 Other Charges and Deductions (Not Currently Charged)
 Elimination, Reduction, or Refund of Charges and Deductions; Increases in Bonuses
 Purposes of Policy Charges
THE POLICIES
  Application and Issuance of a Policy
     "Free Look" Right
  Premiums
     Grace Period
   Allocation of Premiums
  Telephone Transactions
POLICY BENEFITS AND VALUES
  Death Benefit
     Death Benefit Amount
     Death Benefit Face Amount and Guideline Single Premium Face Amount and Additional
     Premium Payments
  Additional Benefit Rider
  Acceleration of Death Benefit Rider
  Determination of Account Value
  Policy Loans
     Preferred Loan Amounts
     Immediate Loan Repayment

  Surrender and Withdrawals
     Surrender
     Withdrawals
  Maturity Proceeds
  Lapse and Reinstatement
  Payment of  Proceeds
  Tax Withholding
  Payout Options
     Tax Impact
  Right to Exchange for a Fixed Benefit Policy
OTHER PROVISIONS OF THE POLICY
  Suicide Exclusion
  Representations and Contestability
Misstatement of Age or Sex
  Owner and Beneficiary
  Assignments
  Reports and Records
  Voting Rights

  Suspension of Payments and Transfers
  Nonparticipation in  Our Dividends
DISTRIBUTION AND OTHER AGREEMENTS
OUR MANAGEMENT
FEDERAL TAX  MATTERS
  General
  Our Taxation
  Income Tax Treatment of Policy Benefits
     Life Insurance
     Acceleration of Death Benefits Rider
     Modified Endowment Contracts
     Other Tax Effects of Policy Changes
     Taxation of Pre-Death Distributions from a Policy that is a Modified Endowment Contract
     Taxation of Pre-Death Distributions from a Policy that is not a Modified Endowment Contract ("MEC")
  Diversification Requirements
ADVERTISING PRACTICES
LEGAL MATTERS
  State Regulation
  Legal Proceedings
  Counsel
EXPERTS
REGISTRATION STATEMENT
YEAR 2000 ISSUES

                               TABLE OF CONTENTS
                                  (CONTINUED)

APPENDICES
APPENDIX A:    ANNUAL RATES OF RETURN FOR THE SEPARATE ACCOUNT
               INVESTMENT OPTIONS
APPENDIX B:    ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES,
               CASH SURRENDER VALUES AND ACCUMULATED VALUE OF
               PREMIUMS
APPENDIX C:    FINANCIAL STATEMENTS


                                  DEFINITIONS

BUSINESS DAY - Each day the New York Stock Exchange is open for regular trading, The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.   Each Business Day ends at the close of regular trading for the day on the exchange, which usually is 4:00 p.m. Eastern time.

Insured - The person whose life is insured under the Policy.

AGE - The attained age of the Insured on the date for which age is determined.

POLICY ANNIVERSARY - An anniversary of the Policy Date.

POLICY DATE - The date the Policy takes effect, as shown on the Owner's Policy data page. Policy Months and Policy Years are measured from this date.

POLICY MONTH - Each one-month period beginning on the Policy Date and generally on the same day of each month after that.

POLICY QUARTER - One quarter of a Policy Year. The first Policy Quarter begins on the Policy Date and ends on the last Business Day of the third Policy Month.

POLICY YEAR - Each 12-month period beginning on the Policy Date.

PREMIUM RATE CLASS - An insurance underwriting risk category that is used to determine certain benefits and charges under a Policy. For example, the initial premium and cost of insurance charges will vary by the premium rate class assigned the Insured. On the date of this prospectus, we use Preferred, Smoker and Non-Smoker premium rate classes that will differ based on the sex of the Insured. These classes are further sub-divided into "standard" and "substandard" insurance classes. Charges are generally higher for substandard insurance classes.

                                   HIGHLIGHTS

These highlights discuss certain important aspects of the Policy. The rest of this prospectus explains these and other aspects in greater detail. You should be sure to read the prospectus and the prospectuses of the Funds for more complete information.


HOW DO INVESTMENT RESULTS AFFECT A POLICY?

You invest the Account Value under your Policy in one or more of the investment options we offer. Your Account Value increases or decreases by the amount of any positive or negative return it earns in those options. Your Account Value also will decrease by the amount of all charges and deductions we make under your Policy. The Death Benefit we pay under your Policy when the Insured dies can also vary as a result of the investment results achieved for your Account Value.

Account Value invested in our Separate Account investment options is not guaranteed, and you bear the entire investment risk under those options. Account Value allocated to our Fixed Account, however, is provided with our guarantees of principal and a minimum 3% rate of interest on an annual basis. (Similar guarantees apply to an amount of your Account Value that equals any Policy loans that you take out.)

HOW MUCH CAN I (OR MUST I) INVEST IN A POLICY?

You must pay the initial premium specified in the Policy for it to take effect. Payment of the initial premium specified in the Policy guarantees that the Policy will remain in force, unless you take a withdrawal or loan (including transfers of loans) of Account Value, for a minimum guarantee period. The minimum period is the later of the 10th Contract Anniversary or the Insured's 65th birthday.

The Policy is primarily intended to be a single premium Policy, but permits additional premium payments to be paid under limited circumstances. For example, additional premiums may be paid to keep the Policy in force after the minimum guarantee period, or for an amount limited to the lesser of 5% of the initial premium or $5,000. We will not permit you to pay so much premium that your Policy would fail to meet the definitions of a life insurance contract under the Internal Revenue Code ("Code").

WILL I HAVE ACCESS TO MY ACCOUNT VALUE?

You may borrow up to 90% of your Policy's Cash Surrender Value, subject to certain limitations. (Cash Surrender Value is your Account Value less any loan, less any accrued loan interest, and less any applicable Surrender Charges.) You may surrender (i.e., cancel) your Policy at any time and we will pay you the Cash Surrender Value. Subject to certain limits, you also may make a partial withdrawal of your Cash Surrender Value. Withdrawals will, however, cause a reduction in your Policy's death benefit amount.

WHAT GENERAL INCOME TAX CONSEQUENCES WILL I HAVE FROM OWNING A POLICY?

The Policy is generally designed to be a "modified endowment contract" for federal income tax purposes. Under current federal income tax law, any pre-death distributions from a modified endowment contract, or "MEC," including loans, assignments, partial withdrawals and surrenders, will be included in your taxable income on an income first basis, and a 10% penalty tax will be imposed on any such income distributed before you attain age 59-1/2.

Under current federal tax law, you generally do not pay income tax on increases
in your Account Value unless and until there is a distribution.   A complete
surrender of the Policy will, and a partial withdrawal may, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Additional amounts may be taxable if a partial surrender during the first 15 Policy Years results in or is necessitated by a reduction in benefits.

Death Benefit Proceeds paid to the Beneficiary under the Policy are generally not subject to federal income tax.

Please review the FEDERAL TAX MATTERS section of this prospectus for additional information. We may make any change in a Policy or take any other action in order to comply with applicable state and federal law, including all tax law requirements for treatment as life insurance.

HOW MUCH DO WE PAY THE POLICY'S BENEFICIARY WHEN THE INSURED PERSON DIES?

Upon the death of the Insured, we will pay the Death Benefit Proceeds to the Beneficiary. The Death Benefit Proceeds are:
 . the current death benefit amount,
 . minus any outstanding Policy loans and interest thereon, and . minus any due and unpaid monthly deductions and charges under your Policy.
The Beneficiary may receive the proceeds in a lump sum or in the form of one of our annuity payout options.

WHAT ARE THE CHARGES AND DEDUCTIONS UNDER A POLICY?

The Policy is subject to the following charges and deductions:

Monthly Deductions - composed of the following:
 . administrative charge - at an annualized rate of .40% of Account Value;
 . maintenance fee - $2.50 if Account Value is less than $100,000;
 . cost of insurance - at an annualized rate of .40% of Account Value for the first 10 Contract Years and then at an annualized rate of .55% of Account Value, based on the Company's current scale, which is not guaranteed; and
 . distribution, premium tax and federal tax charges for the first ten Contract
  Years, at an annualized rate of .65% of Account Value (.20% on an annual basis for distribution expenses; .25% on an annual basis for premium tax expenses; and .20% on an annual basis for federal tax expense).

Daily Deductions - the charge currently equals an annual rate of 0.90% (which we may increase to not more than 1.20%) of the daily net assets in each Separate Account Investment Option.

Withdrawal Charge - will be assessed during the first 9 Policy Years upon withdrawals of Account Value, or if the Account Value is applied to an optional
annuity payment option.   The withdrawal charge decreases from 9.75% of premiums
to 0% at the end of the ninth Contract Year. It is composed of a Sales Charge of up to 7.5% of premium(s) and an Unreimbursed Premium Tax Charge of up to 2.25% of premiums No Withdrawal Charges will be taken on a partial withdrawal in any Contract Year unless the amount withdrawn exceeds the annual Free Withdrawal Amount. The annual Free Withdrawal Amount is equal to 15% of the premium payment(s) that have been made. (These 15% withdrawals do not reduce premium payments for purposes of computing the Withdrawal Charges.)

Fund Expenses - we purchase shares of the Portfolios of the Funds at net asset value, which reflects investment management fees, other operating expenses and any expense reimbursement paid by an investment adviser to the applicable Portfolio. Accordingly, these expenses reduce the return you earn in our related variable investment options. The total annual expenses of the Portfolios as a percentage of average net assets for the year ended December 31, 1998 were:


-------------------------------------------------------------------------------------------
   ANNUAL FUND EXPENSES AFTER
    EXPENSE REIMBURSEMENTS
                                                                    Other
                                Management       12b-1        Operating          Total
  Mutual Fund Portfolio            Fees          Fees          Expenses        Expenses*
  ---------------------            ----          ----          --------        ---------
AIM V.I. Capital Appreciation                    0.00%                           0.67%
AIM V.I. Growth                                  0.00%                           0.72%
ACS V.P. Value                    1.00%             -          0.00%             1.00%
BT Small Cap Index                0.35%             -          0.10%             0.45%
BT Equity 500 Index               0.20%             -          0.10%             0.30%
FIS Prime Money Fund II           0.50%             -          0.30%             0.80%
FT International (Class 2)        0.69%          0.25%         0.19%             1.13%
LA Growth & Income                0.50%             -          0.01%             0.51%
MFS New Discovery                 0.90%             -          0.27%             1.17%
MFS Growth                        0.75%             -          0.25%             1.00%
MFS Growth with Income            0.75%             -          0.20%             0.95%
VIST Small Cap Growth             0.85%             -          0.50%             1.35%
VIST World Equity                 0.70%             -          0.50%             1.20%
VIST Growth                       0.70%             -          0.32%             1.02%
VIST Matrix Equity                0.65%             -          0.50%             1.15%
VIST Growth & Income              0.75%             -          0.50%             1.25%
VIST Multiple Strategies          0.70%             -          0.45%             1.15%
VIST High Income Bond             0.70%             -          0.50%             1.20%
VIST U.S. Government Bond         0.60%             -          0.25%             0.85%
-------------------------------------------------------------------------------------------

* "Total Expenses" for the Portfolios before reimbursement by the relevant
                                      ------
Fund's investment advisor, for the period ended December 31, 1998, were as follows: 5.22% for the MFS New Discovery Portfolio; 1.84 % for the VIST Small Cap Growth Portfolio; 1.51% for the VIST World Equity Portfolio; 1.03% for the VIST Growth Portfolio; 1.48% for the VIST Matrix Equity Portfolio; 1.33% for the VIST Growth & Income Portfolio; 1.46% for the VIST High Income Bond Portfolio; and 1.59% for the VIST U.S. Government Bond Portfolio.

Other Expenses - we also have the right to begin making the following additional charges under the Policies (which we have decided not to impose for now):

Transaction Fees - currently none, guaranteed not to exceed $10 for each transfer among Investment Options that you make in excess of twelve transfers per Policy Year.

Tax Charge - currently none, but we reserve the right to impose charges for other taxes that may be payable and are attributable to the Policies in the future.

                     FIRST VARIABLE LIFE INSURANCE COMPANY

We are a stock life insurance company that was organized under Arkansas law in 1968. We engage principally in the business of variable life insurance,
variable annuities, and fixed annuities.   We hold licenses to sell insurance in
49 states, the District of Columbia and the U.S. Virgin Islands. Irish Life of North America, Inc. ("ILoNA") owns all of our outstanding stock, and Irish Life & Permanent plc. ("Irish Life & Permanent"), in turn, owns all of ILoNA. Irish Life & Permanent is a leading life and financial services group in Ireland with total assets of over $25 billion at May 1, 1999.

We have an A (Excellent) rating from A.M. Best Company, an independent firm that analyzes insurance carriers. We also have an AA- rating from Standard and Poor's and an AA- rating from Duff & Phelps Credit Rating Co. on claims paying ability. These ratings only reflect the opinion of the rating company on our relative financial strength, and on our ability to satisfy our obligations under the Policies. The ratings do not reflect the investment performance of the Separate Account, or the degree of risk associated with an investment in the Separate Account.

                              THE SEPARATE ACCOUNT

We authorized the establishment of Separate Account VL (the "Separate Account") under Arkansas law on March 6, 1987; and we have registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust-type investment company.

The Separate Account's assets belong to us. However, our other creditors could reach only the amount (if any) in the Separate Account that exceeds the current value of our obligations to policyholders who have chosen a Separate Account investment option.

The Separate Account has several different investment options within it. We invest the assets allocated to each investment option in one Portfolio of the Funds.

We may add other investment options to the Policies that, in turn, may be invested in other Portfolios of the Funds, or in portfolios of other mutual funds. We may restrict these other investment options to customers of specified distributors.

PERFORMANCE INFORMATION

Appendix A to this prospectus sets out the performance record of each portfolio that you can select as an investment option.


                            YOUR INVESTMENT OPTIONS

THE AVAILABLE OPTIONS

You may allocate your premium payments and existing Account Value to one or more of our Separate Account investment options and/or to our Fixed Account. The currently available Portfolios for our Separate Account investment options are listed on the cover page of this prospectus. More information, including a discussion of potential risks, appears in the current prospectuses for the Funds, which accompany this prospectus. (The prospectuses for the Funds may also describe other portfolios that are not available under a Policy.) You should read this prospectus and the prospectuses for the Funds carefully before investing in any Separate Account investment option.

We do not guarantee that continued purchase of Portfolio shares will remain appropriate in view of the purposes of the Separate Account. If shares of a Portfolio are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares should become inappropriate or inadvisable in view of the purpose of the Policies, we may substitute shares of another portfolio or investment vehicle for shares already purchased or to be purchased in the future. We also may, in our discretion, remove Portfolios for transfers or new investments. No substitution of securities may take place without prior approval of the SEC, to the extent required, and in compliance with requirements the SEC may impose.

We may also combine separate account investment options or operate them in any form permitted by law, including a form that allows them to make direct investments.

This prospectus generally describes only the Policy and Separate Account investment options. Because of certain exemptions, interests in our Fixed Account are not registered under the securities laws, nor have we registered the Fixed Account as an investment company. Accordingly, the protections of the federal securities laws do not apply to our Fixed Account. We will credit your Account Values in the

Fixed Account with at least a minimum effective rate of interest per year. We may credit additional amounts of "current" interest in our sole discretion. New premium payments and transfers from the Separate Account or Loan Account to the Fixed Account may each receive different current interest rate(s) than the current interest rate(s) credited to Account Value that has been previously invested in the Fixed Account. We determine current interest rates in advance, and credit interest daily to your Account Value in the Fixed Account.

TRANSFERS AMONG INVESTMENT OPTIONS

General Requirements. You may transfer Account Value among investment options by written request or telephone. The minimum amount you may transfer is the lesser of (a) $1,000 or (b) your entire interest in the applicable investment
option.   You should mail, fax or express written transfer requests to our
Variable Service Center shown on the front cover of this prospectus. You can also request a transfer by phoning 1-800-228-1035.

Transfer requests must clearly specify the amount to be transferred and the
investment options affected.   All transfer requests made at the same time for
Separate Account investment options will be treated as a single request. The transfer will be effective at the prices we next compute after we receive the transfer request at our Variable Service Center.

You may transfer Account Value from the Fixed Account to other investment options only by request within 30 days of a Policy Anniversary, and you may not transfer the entire Account Value in the Fixed Account in less than 4 Policy Years. For example, transfers from the Fixed Account during the first Policy Year cannot total more than 25% of the Fixed Account Value on the Policy Date.

After the first Policy Year, your transfers from the Fixed Account during a Policy Year may not exceed the greater of:

 .  25% of your Fixed Account Value on the immediately preceding Policy
   Anniversary; or
 . 100% of your Fixed Account Value transferred to other investment options during the immediately preceding Policy Year.

We can impose a transaction fee if you make more than 12 "free" transfers in a Policy Year, but currently, do not do so.

Automatic Transfer Programs - You can participate in automatic transfer arrangements, including dollar cost averaging and asset rebalancing programs. You initiate these programs by making a written or telephone request to our Variable Service Center shown on the front cover of this prospectus. We make the automatic transfers on the last business day of whichever of the following intervals you request: quarterly, semi-annually, annually, monthly (for dollar cost averaging only), or at any other interval that we approve. You may request us to cease automatic transfers at any time.

Automatic transfers from the Fixed Account are subject to the restrictions described above in General Requirements (except that, for dollar cost averaging only, you can transfer up to 100% of your Fixed Account Value within one Policy Year if you have selected the monthly interval.) Automatic transfers are not subject to any transaction fee and do not count toward the number of "free" transfers. We currently do not charge you for an automatic transaction program, or impose a transfer fee, although we reserve the right to do so in the future.

The dollar cost averaging program permits transfers from the FIS Prime Money Fund II investment option or the Fixed Account to other Separate Account investment options on a regularly scheduled basis. Such systematic transfers may prevent investing too much when the price of securities is high or too
little when the price is low.   There is no guarantee of this, however.  Also,
since systematic transfers, such as dollar cost averaging, involve continuous investment regardless of fluctuating price levels, you should consider your ability to continue purchases through all phases of the market cycle.

The minimum amount, for each dollar cost averaging transfer, is $100. You must have $1,200 of Account Value in the Prime Money Fund II investment option or the Fixed Account, as applicable, before a "dollar cost averaging" program may begin.

The asset rebalancing program enables you to select the percentage levels of Account Value you wish to maintain in particular investment options. At the intervals you select, we will automatically rebalance your Account Value to maintain the indicated percentages by transfers among the investment options. You must include all of your Account Value allocated to the Separate Account investment options in any asset rebalancing program.

Other investment programs, such as systematic transfers and systematic withdrawals, or other transfers or withdrawals may not work well in concert with the asset rebalancing program. Therefore, you should monitor your use of these programs while the asset rebalancing program is being used.

Restrictions on Transfers. Generally, you may make an unlimited number of transfers in any Policy Year. Frequent requests to transfer, however, may have a detrimental effect on the value of Portfolio shares values held in the Separate Account. We may therefore limit the number of permitted transfers in any Policy Year, or refuse to honor any transfer request for an owner or a group of owners, if :

 .  the purchase or redemption of shares of one or more of the Portfolios is to be restricted because of excessive trading ; or . a specific transfer or group of transfers is deemed to have a detrimental effect on Policy Account Value or Portfolio share prices.

We may also at any time suspend or cancel acceptance of third party transfer requests on behalf of a Policyowner; or restrict the Investment Options that will be available for such transfers. Notice will be provided to the third party in advance of the restrictions. We will not impose any restrictions, however, if we have received satisfactory evidence that:

 .  you have appointed the third party to act on your behalf for all financial affairs; or
 . a court of competent jurisdiction has appointed the third party to act on your behalf.

We also reserve the right at any time and without prior notice to otherwise modify, suspend or terminate the transfer privileges.

Automatic Transfers of Small Accounts. We reserve the right, subject to any applicable law, to transfer Account Value from any investment option if less than $250, to the investment option with the greatest Account Value.

MIXED AND SHARED FUNDING

We buy shares of the Funds for the Separate Account in connection with the Policies, and for allocation to separate accounts funding variable annuity policies and other variable life insurance policies issued by us. The Funds offer shares to other insurance companies and to other separate accounts, either affiliated or unaffiliated with us, for the same purpose. In the future, it may conceivably become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in one or more of the Funds' Portfolios simultaneously, if the interests of variable life insurance and variable annuity policy owners differ. The boards of trustees of the Funds investing in those Portfolios intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, they or the insurance companies should take in response.

                       MORE ABOUT CHARGES AND DEDUCTIONS

MONTHLY DEDUCTIONS

On the first day of each Policy Month we make a Monthly Deduction from each
Policy's Account Value.   We make the deduction from your investment options in
proportion to the amount of your Account Value in each (i.e., on a "pro-rata basis") or by any other method you select and we approve.

For example, we will permit you to have deductions first taken from one or more preselected investment options. You may also request deductions to first be taken from the investment option that has the best investment performance over the prior Policy Month.

The Monthly Deductions include the following charges:

Maintenance Fee. The monthly maintenance fee is $2.50 for a Contract with less than $100,000 in Account Value and helps compensate us for our expenses in administering the Policies.

Cost of Insurance. This is a charge for the cost of providing life insurance coverage for the Insured. This charge is guaranteed not to exceed the maximum cost of insurance charge determined on the basis of the mortality table guaranteed in the Contract, calculated, for standard risk Insureds, using the 1980 Commissioner's Standard Ordinary Mortality tables, Age Last Birthday ("1980 CSO"). These mortality tables are sex distinct and the guaranteed cost of insurance charge may vary by the attained age, sex and underwriting class of the Insured. The maximum cost of insurance charge for substandard risk Insureds are based on multiples or additives to the guaranteed standard rates established by the 1980 CSO.

Currently, a cost of insurance charge is taken that is not more than the maximum cost of insurance charge where an Insured is determined by the Company to be a standard nonsmoker underwriting risk. This monthly charge is equal to an effective annual rate of 0.40% of Account Value and is not guaranteed. For Contract Years 11 and later, this monthly charge is anticipated to be increased to an annual effective rate of 0.55% of Account Value.

Other Monthly Charges. We calculate these charges as a percentage of your Policy's net assets in each investment option. An Administrative Charge is made at an effective rate that is equal, on an annual basis, to 0.40% of Account Value to help compensate us for our expenses in administering the Policies and the Separate Account. A Distribution Charge is made during the first 10 Policy Years at an effective rate that is equal, on an annual basis, to 0.20% of Account Value. A Premium Tax Charge is made during the first 10 Policy Years at an effective rate that is equal, on an annual basis, to 0.25% of Account Value. (This charge is made to offset the average premium tax we expect to pay to various states and local jurisdictions, although it will not necessarily equal the premium taxes we paid with respect to a particular Policy.) A Federal Tax Charge is made at an effective rate that is equal, on an annual basis, to 0.20% of Account Value during the first 10 Policy Years to help compensate us for the increase in our federal tax liability from the application of Section 848 of the Code.

DAILY DEDUCTIONS

Each Business Day, we deduct a mortality and expense risk charge that we calculate as a percentage of your Policy's net assets in each Separate Account
investment option.  The charge is currently 0.90%, on an annual basis.   This
charge helps compensate us for assuming mortality and expense risks under the Policies.

WITHDRAWAL CHARGES

During the first 9 Policy Years, we may assess a withdrawal charge if you surrender your Policy, withdraw Account Value, or apply Account Value to an optional annuity payment option.

The withdrawal charge consists of two separate components, one for a sales charge and one for an unreimbursed premium tax charge, that are stated separately in your Policy. Overall, we determine the withdrawal charge by applying the percentages shown in the table below to the purchase payments we deem withdrawn, surrendered or applied to an optional annuity payment. Purchase payments are deemed withdrawn or surrendered in the order in which they are made. We take withdrawal charges from your investment options on a pro-rata basis, or by any other method you select and we approve.

----------------------------------------------------------------------
Withdrawal Charge - as a percentage of purchase payments:
   Policy Year 1                                           9.75%
   Policy Year 2                                            9.5%
   Policy Year 3                                              9%
   Policy Year 4                                              8%
   Policy Year 5                                              7%
   Policy Year 6                                              6%
   Policy Year 7                                              5%
   Policy Year 8                                              4%
   Policy Year 9                                              3%
   Policy Year 10+                                         NONE
----------------------------------------------------------------------

Free Withdrawal Amount. We will not assess a withdrawal charge on a withdrawal of Account Value until the amount withdrawn for that Policy Year exceeds a "free withdrawal amount" equal to 15% of your purchase payments, less amounts taken as loans that year.

The 15% withdrawals do not reduce purchase payments for purposes of computing the withdrawal charge. The charge will continue to apply to the amount withdrawn or surrendered during any of the first 9 Policy Years that exceeds 15% of
                                                           --------
Purchase Payments. The unused portion of the "free withdrawal amount" for one Contract Year does not carry over to the next Contract Year.

The free withdrawal amount is not available on withdrawal requests that would result in less than $1,000 of remaining Account Value.

Waiver of Withdrawal Charges.  We will waive the withdrawal charges:
 . after the first Contract Year and subject to state availability, if the Insured or the Insured's spouse is confined in an approved nursing home for 90 days;
 .  if any Death Benefits are paid; or
 . if the Account Value is applied after five Contract Years to an optional annuity payment option.

To qualify for a waiver of the Withdrawal Charges based upon confinement in a qualified nursing home, the Insured or the Insured's spouse must never have been confined in a qualifying nursing home on or before the date your application for the Policy was signed. We may require evidence satisfactory to us for any of these conditions. You should review your Policy carefully for a complete description of these waivers.

FUND EXPENSES

Our Separate Account purchases shares of the Portfolios of the Funds at net asset value, which reflects investment management fees, other operating expenses and any expense reimbursement paid by an investment adviser to the applicable Portfolio. (See "Highlights -- Fund Expenses.")

OTHER CHARGES AND DEDUCTIONS (NOT CURRENTLY CHARGED)

We do not currently make the charges referred to after the caption "Tax Charge" in the "Highlights" segment of this prospectus. We reserve the right to do so, however.

Special Service Fees.  We do not charge you for special services, such as
additional reports, dollar cost averaging, and asset rebalancing.   Although we
do not currently intend to do so, we reserve the right to charge you for these special services.


ELIMINATION, REDUCTION OR REFUND OF CHARGES AND DEDUCTIONS; INCREASES IN BONUSES

We may eliminate, reduce, or refund any charges and deductions on a Policy when sales of Policies are made to certain individuals or to group and sponsored arrangements. We will do this when we expect savings of sales, administration or other expenses, or in a reduction in the level of risks we expect to assume
under the Policies.   (This prospectus describes such groups under "Group and
Sponsored Arrangements" below.) We determine any such adjustment to charges and deductions after examination of relevant factors such as:

 .  the size and type of group, because large numbers of Policies tend to lower our per-Policy expenses;
 .  the total amount of premium payments to be received, because certain expenses tend to be a smaller percentage of larger premium payments;
 .  any prior or existing relationship we have with the purchaser, because of the likelihood of reduced marketing and implementation expenses;
 .  other circumstances, of which we are not presently aware, which could result in reduced expenses; and
 . after a Policy is issued, if we anticipate expenses for later Policy Years that are lower than initially projected.

We also may eliminate, reduce or refund charges and deductions when we issue a Policy to an officer, director, employee or agent of ours or any of our affiliates. We do not, however, guarantee any adjustment in charges and deductions, and any adjustment may vary by group.

All adjustments will be made under our uniform administrative rules then in effect. In no event will adjustments to charges, or deductions be permitted if the adjustment would be unfairly discriminatory to any person.

Group and Sponsored Arrangements. Group arrangements include those in which a trustee, employer, association or similar entity purchases individual Policies covering a group of individuals on a group basis. An example of such an arrangement is a non-tax qualified deferred compensation plan. Sponsored arrangements include those in which an employer, an association or similar entity permits the Company to offer Policies to its employees or members on an individual basis.

Gender-Neutral Policies. In 1983, the United States Supreme Court decided in Arizona Governing Committee v. Norris that certain insurance contracts may not be used to fund certain employee benefit programs where the contracts provided values and benefits that varied with the gender of the insured person. We may therefor offer Policies that do not vary by gender for use in connection with certain employee benefit programs. We recommend that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.

We may also offer the Policy with provisions and charges that are gender neutral in states where required, and where the "unisex" version of the Policy has been approved. Currently, the State of Montana prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits.

PURPOSES OF POLICY CHARGES

We have designed the charges under the Policies to cover, on the whole, our direct and indirect costs of selling, administering and providing benefits under the Policies. These charges are also designed, on a whole to compensate us for the risks we assume under the Policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the transfer rights under the Policies or reduce the amount of our asset-based fee revenues below what we anticipate); sales risks (such as the risk that we sell fewer Policies and receive lower net revenue than we expect, thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that we must provide will exceed what we currently project).

If, as expected, the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We have set the current and maximum rates of certain of our charges with reference to estimates of the amount of specific types of expenses or risks that we will incur. In some cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge,
                                             - -
distribution charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, or that we may not also be compensated for such expense or risk out of any other charges we may deduct under the terms of the Policies.


                                  THE POLICIES

APPLICATION AND ISSUANCE OF A POLICY

If you wish to purchase a Policy, you must submit an application to our Variable Service Center. You select:

 . The initial premium you intend to pay; and . The initial death benefit ("Face Amount") of the Policy; and . The investment options to which we will allocate your premium.

We will review an application under our underwriting rules, and we may request additional information or reject the application.

Applicants between the ages of 0 and 80 are eligible for simplified underwriting without a medical examination under our current underwriting rules, which are subject to change. We generally will not issue Policies to insure persons older than age 85; nor will we generally issue Policies to employee benefit plans qualified under Section 401 of the Internal Revenue Code. If we decline an application, we will refund any premium payment made.

If we issue the Policy, Monthly Deductions will begin as of the Policy Date. If you make a premium payment with the application, the Policy Date generally will be the date we approve the application. If you instead pay the initial premium upon delivery of the Policy, the Policy Date generally will be five days after we issue the Policy.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. In that case, even though Monthly Deductions begin earlier, backdating may be advantageous, for example, to obtain a lower cost of insurance rate, based on a lower Age of the insured person.

"Free Look Right." You have the right to review your Policy during an initial inspection period specified in the Policy and, if dissatisfied, to return it to us or to the agent through whom you purchased it. We will refund the Account Value, any Monthly Deductions, and any other charge we assessed on a Policy that is returned during the permitted period, unless a different amount is required by state law. The "free look" period is typically 10 days from your receipt of a Policy, but may be greater depending on state requirements.

PREMIUMS

The Policy is designed for a large single premium (minimum $10,000) to be paid by you on or before the Policy Date, with a limited ability to make additional premium payments. Additional premium payments under the Policy are permitted under the following circumstances:

 .  an additional premium payment is required to keep the Policy in force after the minimum guarantee period; or
 . an additional premium is paid equal to the lesser of 5% of the initial premium or $5,000.

We may require that any Policy loans be repaid prior to accepting any additional premium payments, and require evidence of insurability on the Insured before accepting an additional premium in excess of the permitted amounts.

The minimum death benefit guarantee period begins on the Policy Date and ends on the earliest of:
 .  the 10/th/ Policy Anniversary;
 .  the Insured's Age 65;
 . the date you first make a withdrawal of Account Value; or . the date you first take a Policy loan (There is no minimum death benefit guarantee period if your Policy is issued subject to a Policy loan..)

Grace Period. After the end of your Policy's minimum guarantee period, your Policy will enter a grace period on the first Business Day of any Policy Month on which your Policy Cash Surrender Value will not cover the current Monthly Deduction and accrued interest on any Policy loans you have taken.

The grace period runs for 61 days from the applicable Business Day. We will send you a notice at your last known address which will show the amount necessary to cover the Monthly Deduction(s) due plus an amount equal to three times the current Monthly Deduction. If you do not pay at least this amount by the end of the grace period, your Policy will end without value.

ALLOCATION OF PREMIUMS

General. We allocate the premium payments you make (after any deductions) to the investment options you select. We use "Accumulation Units" to keep track of your interest in any Separate Account investment option you select. We determine the number of Accumulation Units credited to a Policy by dividing the amount allocated a Separate Account investment option by the value of the applicable Accumulation Unit next determined after receipt of your premium payment. We calculate Accumulation Unit Values as of the end of each Business Day. Premium payments allocated to the Fixed Account are credited in dollars. Premium payments are generally allocated to the Separate Accounts or the Fixed Account as of the later of the Policy Date or the date we receive your premium.

Delayed Investment Allocation Date. We reserve the right to allocate premium payments to the FIS Prime Money Fund II investment option for an investment delay period before they will be invested (together with any investment gain) in any other investment option(s) you designate. In that case, we would reallocate your Account Value to the investment options you have selected at the end of your Policy's "free look" period. We would measure the investment delay period from the date your Policy is issued from our Variable Service Center and would include up to 5 extra days in addition to the applicable "free look" inspection period to provide time for mail or other delivery of the Policy to you.

If we elect to delay your investment allocation date, your Policy will contain a provision to that effect.

TELEPHONE TRANSACTIONS

You may initiate various transactions by calling 1-800-845-0689. These are: transfers of Account Value, notification of a change in your address, change of premium allocations among investment options, partial withdrawal requests, Policy loans and systematic withdrawals. You may authorize your representative to make these calls on your behalf.

You may also call 1-800-59-FUNDS for current Accumulation Unit values, current Account Value, and for telephone transfers of Account Value.

If you own a Policy jointly with another owner, unless both owners have advised us to the contrary, we will accept instructions from either one of the joint owners.

We will use reasonable procedures (such as requiring identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction) in order to authenticate instructions
communicated by telephone.   You will be responsible for any telephone
instructions we reasonably believe to be genuine. Therefore, you will bear any losses arising from any errors in the communication of instructions. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable to you for any losses due to dishonored or fraudulent instructions. We may modify or terminate our procedures for telephone transactions at any time.

                          POLICY BENEFITS AND VALUES

DEATH BENEFIT

If we receive proof that the Insured died while the Policy was in force, we will pay the Death Benefit Proceeds to the Beneficiary. You may elect for the Death Benefit Proceeds to be paid in a single sum or under one of our other Payout Options before the death of the Insured. If no such election is in effect at the death of the Insured, the Beneficiary may make the election during a 60-day period following our receipt of proof of death. We will hold up payment of the Death Benefit Proceeds in the meantime.

Death Benefit Amount
The death benefit amount under a Policy is the greater of:
 .  the Face Amount or
 .  the Account Value times the applicable percentage shown in the Minimum Death
   Benefit table on the next page.

The initial death benefit amount on the Policy Date is generally equal to the Face Amount. The death benefit amount is reviewed each Policy Month, based on the Account Value at the beginning of that Policy Month. We determine the final death benefit amount on the date we receive proof of the Insured's death.



--------------------------------------------------------------
                    MINIMUM DEATH BENEFIT
--------------------------------------------------------------
     Age        Percentage of       Age         Percentage of
                Account Value                   Account Value
--------------------------------------------------------------
  40 or less         250
      41             243             61             128
      42             236             62             126
      43             229             63             124
      44             222             64             122
      45             215             65             120

      46             209             66             119
      47             203             67             118
      48             197             68             117
      49             191             69             116
      50             185             70             115

      51             178             71             113
      52             171             72             111
      53             164             73             109
      54             157             74             107
      55             150          75-90             105

      56             146             91             104
      57             142             92             103
      58             138             93             102
      59             134             94             101
      60             130             95+            100
--------------------------------------------------------------


Face Amount and Guideline Single Premium - The Face Amount on the Policy Date is determined by treating the initial premium as a "guideline single premium." The "guideline single premium" is an amount necessary to keep the Policy in force until the Maturity Date, using the Policy's guaranteed charges, and assuming a 6% net investment return and other assumptions and calculations required by the Code for a Policy to qualify as life insurance contract under what is commonly referred to as the "guideline premium test." The "guideline single premium" will vary by the Insured's age on the Policy Date, sex and underwriting risk class. This will generally result in the same initial premium providing a Face Amount that is higher for non-smokers than smokers, and a higher Face Amount for females than for males.

Face Amount and Additional Premium Payments. Additional premium payments may result in an increase in Death Benefit by an amount sufficient to permit a Policy to remain within the definition of a "life insurance contract" under Code section 7702. We may require additional evidence of the insurability of the Insured before accepting the additional payments.

ACCELERATED BENEFIT RIDER

Subject to regulatory approval in your local area, an Acceleration of Death
Benefit Rider is included in a Policy.   The rider permits you to receive an
advance of the Death Benefit when the Insured person has a terminal illness with a life expectancy of less than 12 months (all as defined in the rider).

We compute the maximum amount of advance under a formula set forth in the rider. In no event will we advance more that $50,000, however. Amounts advanced under the rider generally will be considered Death Benefits for federal income tax purposes. (See "Federal Tax Matters - Income Tax Treatment of Policy Benefits.") We do not charge for this rider. For more complete information about the rider and its availability, you should consult your sales representative or request a copy of the form of the rider.

DETERMINATION OF ACCOUNT VALUE

Your Account Value under a Policy includes its value in the Separate Account, in the Fixed Account and, in the Loan Account. Your Account Value in a Separate Account investment option at any time equals the number of Accumulation Units you hold in that option multiplied by the then-current value of one such Accumulation Unit. We compute this value in such a way that the investment return on your Account Value in any Separate Account investment option will differ from the total return achieved by the underlying Fund Portfolio only by the amount of the charges and deductions we make under your Policy from that investment option.

Your Account Value in the Fixed Account investment option or in the Loan Account earns fixed rates of interest as described elsewhere in this prospectus. Your Account Value in the Fixed Account will increase by the amount of such interest, but will decrease by the amount of any charges or deductions that we take from that account for your Policy.

Your Account Value in any investment option, or in the Loan Account will also vary by the amount of transfers we make among those components of Account Value in response to requests that you make, or that we make automatically in connection with any Policy loans that you take and the payment of principal and interest due thereon. Your Account Value in each investment option also will increase by the amount that you direct to that option from your premium payments and will decrease by the amount of any withdrawals that you take from that option.

POLICY LOANS

We will lend you up to 90% of your Policy's Cash Surrender Value at any time after the initial free-look period. You may request a Policy loan by submitting a request in writing or by telephone to our Variable Service Center shown on the front cover of this prospectus. (See "Telephone Transactions.")

Each loan must be at least $1,000. We will automatically transfer Account Value equal to the amounts you borrow to your Policy's Loan Account from the other investment options you are then using. We will make the transfer in proportion to the Account Value in each, unless you request a different allocation and we
agree.   We credit amounts in your Loan Account with interest at a minimum annual rate of 3%.

The interest you must pay us on a Policy loan accrues daily at an annual loan
interest rate of 5% and is payable on each Policy Anniversary.   If not paid
when due, we will add it as an additional Policy loan and transfer additional Account Value to your Loan Account. A loan repayment increases your Account Value in your Policy's other investment options on a dollar-for-dollar basis.

Unless you request otherwise, loans and loan repayments are attributed to the Separate Account Investment Options and the Fixed Account in proportion to the Account Value in each. We may disapprove any such request, however. You must designate any loan repayment as such. Otherwise, we will treat the payment as a premium payment.

Preferred Loan Amounts. On the date of this prospectus, we credit interest on preferred loan amounts at an annual effective rate of 5%.

Immediate Loan Repayment. If, on the first Business Day of a Policy Month, the Account Value less the Withdrawal Charge is not sufficient to pay the Monthly Deduction, any loan interest then due and unpaid, and any other Policy charges, you must make a loan repayment within 61 days after such Business Day. We will send a notice to you or your assignee, if any. The Policy will terminate without value after 61 days, unless you make a sufficient repayment to reduce the Policy loans and pay any other amounts then due.

SURRENDER AND WITHDRAWALS

Surrender. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living, by a signed written request conforming to our administrative procedures. We calculate the Cash Surrender Value as of the close of the Business Day when your surrender request is received at our Variable Service Center. The Cash Surrender Value equals your Account Value reduced by any unpaid Policy loans and accrued interest and by any applicable withdrawal charges. You may elect to have all or part of the Cash Surrender Value applied
to a payout option.  (See "Payout Options.")   The election must be in writing,
except that we will accept telephone requests that apply to only part of the Cash Surrender Value. Our liability to pay the Death Benefit proceeds ends when you surrender your Policy.

Withdrawals. You may withdraw a portion of the Policy's Cash Surrender Value (minimum $1,000). This will reduce the Account Value and cause a proportionate reduction in the Policy's Face Amount and death benefit. A requested withdrawal requires our consent, however:

 .  if the Death Benefit would be reduced below that required to qualify the
   Policy as life insurance; or
 .  if the remaining Account Value would be less than  $1,000.

We will take any withdrawals from your Policy's investment options on a pro-rata basis, unless you make a request in writing in advance for a different method. We reserve the right to approve or disapprove any such request.

MATURITY PROCEEDS

If the Insured is living on the Policy's "Maturity Date" (the Policy anniversary of the Policy Date on which the Insured's Age is 100), we will pay the Cash Surrender Value. In such case, the Policy will terminate and we will have no further obligations under it. We will calculate the Cash Surrender Value for this purpose as of the Maturity Date, although we may defer paying such amount to you until you return your Policy to us.

LAPSE AND REINSTATEMENT

If your Policy lapses following a 61-day grace period, you may still, within 3 years thereafter, request that we reinstate the Policy. You would need to provide us with satisfactory evidence, however, that the Insured is still insurable and pay certain amounts specified in the Policy.

Any reinstatement will be effective on the first Business Day of the first Policy Month that begins on or after we approve reinstatement. The values and terms and conditions of the reinstated Policy will be in accordance with our administrative procedures.

PAYMENT OF PROCEEDS

We ordinarily will pay any Cash Surrender Value, Death Benefit Proceeds, or loan proceeds from the Separate Account Investment Options, and begin Payout Options funded through Separate Account investment options, within seven days after receipt by our Variable Service Center of a request, or proof of death of the insured persons, and all other required elections and documentation in a form satisfactory to us. However, we may delay payment or transfers from a Separate Account investment option in certain circumstances. (See "Suspension of Payments and Transfers.") We may also delay payment if we contest the Policy. We will pay interest on Death Benefit Proceeds from the date they become payable to the date they are paid in one sum or, if a Payout Option is selected, to the effective date of the option.

TAX WITHHOLDING

All distributions from your Policy, or portions thereof, which are included in your gross income are subject to federal income tax withholding. We will withhold federal taxes at the rate of 10% from each distribution. However, you may elect not to have taxes withheld or to have taxes withheld at a different rate.

PAYOUT OPTIONS

Payout Options provide a series of payments in lieu of a single sum payment by us. You may elect a Payout Option:
 . for all or part of the Cash Surrender Value payable when you make a withdrawal or surrender the Policy; or

 . for all or part of the Death Benefit Proceeds payable upon death of the Insured.

You may elect to change a previously elected Payout Option for Death Benefit Proceeds. Any such election or change relating to Death Benefit Proceeds must be made:
 .  while the Insured is living; and
 .  by written request to our Variable Service Center.

Annuitization Bonus. We will increase your Account Value by an "Annuitization Bonus" when Cash Surrender Value or the Death Benefit Proceeds are applied to a Payout Option. The increase will be based on your Account Value at the end of the Business Day immediately preceding the date the initial Payout Option amount is determined.

We determine the Annuitization Bonus rate for a Policy at the time of issue, but the Bonus may be modified, reduced or eliminated for subsequently issued Policies. On the date of this prospectus, the Annuitization Bonus rate is 3% of Account Value. We will pro-rate any increase among your Policy's investment options on the Annuity Date.

You may select the following Payout Options or any other Payout Option acceptable to us:

Option A - Life Annuity.  Equal monthly payments during the life of the payee.

Option B - Life Annuity with Period Certain Of 120 Months. Equal monthly payments during the lifetime of the payee, but for no less than 120 months.

Option C - Fixed Payments for A Period Certain. Equal monthly payments for any specified period (at least five years but not exceeding thirty years), as selected by you.

Option D - Death Benefit Proceeds Remaining With Us. The Death Benefit Proceeds will remain in our Fixed Account and be credited with interest at an effective annual rate of not less than 3%. The Payee may make full and partial withdrawals at any time with no Surrender Charge.

Each payment under Payment Options A, B, or C will be at least equal the amounts calculated based on the annuity tables contained in your Policy. If the payee dies during a period certain (Payout Options B or C), any remaining payments will be made to the estate of the Payee. The estate may elect to have the commuted value of the remaining payments paid in a single sum instead. We will determine the commuted value by discounting the remaining payments at its then current interest rate used for commutation.

Tax Impact. Whether a Payout Option is chosen may have tax consequences for you or your Beneficiary. In addition, under current federal income tax rules, the annuitization bonus is deemed "income" on a Policy. Therefore, you should consult a qualified tax adviser before deciding whether to elect one or more Payout Options.

RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

During the first 24 Policy Months, if your Policy has not lapsed, you have an unconditional right to transfer all of your Account Value in the Separate Account investment option to the Fixed Account without any transaction charge.

                        OTHER PROVISIONS OF THE POLICY

SUICIDE EXCLUSION

If suicide of the Insured occurs within two years from the Policy Date (or less if required by state law), we will limit the Death Benefit to your Policy's Cash Surrender Value.

REPRESENTATIONS AND CONTESTABILITY

Generally, we can challenge the validity of your Policy for two years from the Policy Date, based on any misrepresentations made in your application to us. We can challenge an increase in benefits requiring evidence of insurability for two years from the date of the increase. We can challenge a reinstatement of the Policy until reinstatement has been in force for two years from its effective date. However, the two-year time limits on our right to challenge all or part of the Policy do not apply if the Insured dies within the two-year period.

MISSTATEMENT OF AGE OR SEX

If any application for benefits under your Policy misstates the age or sex of the Insured, the Death Benefit will be the amount provided by the correct age and sex.

OWNER AND BENEFICIARY

The Policy application names the Policy owner, who in turn may name a new owner. At the death of the owner, his or her estate will become the owner, unless he or she has named a successor owner. Because the owner has the authority to exercise most rights under a Policy, this prospectus generally refers to the owner when it refers to "you" or "your". The owner's rights as such terminate when the Insured dies. If two or more people are named as owners, we will generally assume that one owner has the authority to act for all owners. However, we may require the consent of all owners for certain transactions under the Policy, such as an election to exchange the Policy for a fixed benefit policy.

Beneficiary. The Policy application also names the Beneficiary under the Policy and any contingent Beneficiary. You may change the Beneficiary of the Policy (other than an irrevocably named Beneficiary) at any time before the death of the Insured. The Beneficiary has no rights under the Policy until the death of the Insured and must survive that insured person in order to receive the Death Benefit Proceeds. If no named Beneficiary is alive when the Insured dies, we will pay the proceeds to the owner.

Changes and Assignments. A change of owner or Beneficiary requires a written request satisfactory to us that is dated and signed by all of the owners. The change will take effect on the date it is signed, but is subject to all payments made and actions taken by us under the Policy before we receive the request at our Variable Service Center.

ASSIGNMENTS

The owner may assign (transfer) the owner's rights in a Policy to someone else. An absolute assignment of the Policy designates the assignee as owner and Beneficiary. A collateral assignment of the Policy does not change the owner or Beneficiary, but their rights will be subject to the terms of the assignment. All collateral assignees of record must consent to any full surrender or partial withdrawals. An assignment requires a written request signed by all of the Policy's owners. An assignment will take effect only when we record it at our Variable Service Center. We have no responsibility for any assignment not submitted for recording; nor for the sufficiency or validity of any assignment.

Unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary may result from transferring ownership or making an assignment. Therefore, you should consult with a qualified tax adviser before doing so.

REPORTS AND RECORDS

We will mail to your last known address of record an annual statement showing your Policy's current Account Values, transactions since the last statement, Policy loan information, and any other information required by federal or state laws or regulations.

We will also send you annual and semi-annual reports containing the financial statements of the Portfolios you are using.

In addition, you will receive statements of significant transactions, such as changes in the Death Benefit, transfers among investment options, premium payments, Policy loans, Policy loan principal, Policy loan repayments, and Policy reinstatement or termination.

VOTING RIGHTS

We will vote the shares of the Portfolios held by the Separate Account at regular or special meetings of the Portfolio's shareholders in accordance with instructions received from you and other owners having the voting interest in
the affected Portfolio(s).   We compute the number of votes that an owner has
the right to instruct for a particular Portfolio by dividing the owner's Account Value in that Portfolio by that Portfolio's net asset value per share. We will vote a Portfolio's shares held in our Separate Account for which we do not receive instructions, as well as shares held in our Separate Account that are not attributable to owners in the same proportion as we vote that Portfolio's shares held in the Separate Account for which we have received instructions.

We may disregard voting instructions under limited circumstances prescribed by SEC rule. We will include a summary of any such action and the reasons for it in the next semiannual report to owners.

SUSPENSION OF PAYMENTS AND TRANSFERS

Under certain circumstances, we may suspend or postpone transactions that pertain to a Separate Account investment option under your Policy. These include payment of Death Benefit Proceeds or Maturity Value, payment for surrenders, withdrawals and Policy loans, or transfers, purchase payments and loan repayments for any period when:

 .  the New York Stock Exchange is closed for regular  trading;
 .  regular trading on the New York Stock Exchange is restricted by the SEC;
 . an emergency exists as a result of which disposition of securities held in the applicable Separate Account investment options is not reasonably practicable or it is not reasonably practicable to determine the value of such option's net assets; or
 .  the SEC, by order, permits such suspension during any other period.

We also may defer payment for a surrender, withdrawal or Policy loan, or transfer from the Fixed Account, for the period permitted by law but not for more than six months after we receive your written request. We will pay interest to the extent provided under state insurance law on payments that are delayed.

Also, we may defer payment of any amount attributable to a check you have given us in order to allow a reasonable time (not to exceed 15 days) for the check to clear the banking system.

NONPARTICIPATION IN OUR DIVIDENDS

The Policies are "nonparticipating". This means that they do not participate in (or receive) any dividend we pay or distribution of our surplus.

                       DISTRIBUTION AND OTHER AGREEMENTS

First Variable Capital Services, Inc. ("FVCS"), 2122 York Road, Oak Brook, Illinois 60523, acts as distributor of the Policies. FVCS, our wholly owned subsidiary, was incorporated in Arkansas on July 26, 1991. It is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc., FVCS offers the Policies on a continuous basis.

FVCS and we have agreements with various broker/dealers under which their registered representatives, who are also licensed insurance agents, will sell the Policies. The commissions payable to a broker/dealer for sales of a Policy may vary with the sales agreement. However, we do not expect that, on an aggregate basis they will exceed 8.50% of the first year premium payment. Broker/Dealers may also receive expense allowances, wholesaler fees, bonuses and training fees.

FVCS and we may permit specific broker/dealers to sell versions of the Policies that contain specific investment options that are not available through other broker/dealers. FVCS and we may pay a different level of compensation for sales of different versions of the Policies.

Under a Services Agreement with FVCS, we perform insurance underwriting, issuance and other administrative services for our variable life insurance policies, including the Policies.

The Company serves as the custodian of the assets of the Separate Account.

                                OUR MANAGEMENT

Here is a list of our directors and executive officers and their principal business experience during the past five years. Unless otherwise noted, our directors are located at 2211 York Road, Suite 202, Oak Brook, Illinois 60523 and all our executive officers are located at 2122 York Road, Suite 300, Oak Brook, Illinois 60523.

DIRECTORS
Ronald M. Butkiewicz, Chairman. He is also the President and Chief Executive Officer, Irish Life of North America, Inc., and Chairman and Chief Executive Officer, Interstate Assurance Company.

Michael J. Corey - 401 East Host Drive. Lake Geneva, WI 53147. He is a Managing Director, Insurance/Professional Services Practice Group and President, CSG International Inc.

Norman A. Fair - He is also Vice President, Treasurer, & Asst. Sec., Irish Life of North America, Inc. and prior to 1994, he was the Senior Vice President and Chief Financial Officer of Interstate Assurance Company.

Michael R. Ferrari, 25th & University Ave., Des Moines, IA 50311 - He is the Chancellor, Texas Christian University; and prior to July 1998, he was the President of Drake University.

Shane W. Gleeson - He is the Executive Vice President, Irish Life of North America, Inc.; and prior to December
1997, he was the President, Interstate Assurance Company. Prior to November 1994, he was the Senior Vice President and Chief Operating Officer of Interstate Assurance Company.

Jeff S. Liebmann, Esq., 1301 Avenue of the Americas
New York, NY  10019 - He is a partner of Dewey, Ballantine.

Kenneth R. Meyer, 200 South Wacker Dr., Suite 2100,
Chicago, IL 60606 - He is a Managing Director, Lincoln Capital Management Co.

Philip R. O'Connor, 111 West Washington, Suite 1247
Chicago, IL 60602 - He is the President of NEV Midwest, LLC and prior to April 1998, he was a Principal of Coopers & Lybrand LLP/Palmer Bellevue Corp.

Clark A. Ramsey - He is also Vice President and Corporate Actuary, Irish Life of North America, Inc. Prior to March, 1998, he was the Vice President and Actuarial Director, Allstate International, Inc.

EXECUTIVE OFFICER & DIRECTOR
John M. Soukup, President - Prior to July, 1997, he was the Market Development Officer, Fortis Financial Group.

OTHER EXECUTIVE OFFICERS

Steven J. Horn, Senior Vice President and Chief Operations Officer - Prior to January 1999, he was the Assistant Vice President of Irish Life of North America, and prior to July 1998, he was the Sr. Vice President and General Manager of United Casualty Insurance Company of America.

Arnold R. Bergman, Vice President, General Counsel and
Secretary - Prior to February 1995, he served as Counsel, Aetna Life Insurance and Annuity Company.

Thomas Gualdoni, Vice President, Sales - Prior to December 1997, he was the Vice President, Sales, Fortis
Benefits Insurance Company.

Martha Gross, Vice President, Administration - Prior to May 1998 she was an Assistant Secretary of ours. She is also a Vice President, Interstate Assurance Company.

Christopher S. Harden, Vice President & Treasurer - Prior to April, 1998 he was the First Vice President and Chief Accounting Officer, COVA Financial Services Life Insurance Company.

Martin Sheerin, Vice President & Chief Actuary - Prior to October, 1994, he was a Vice President, Irish Life of North America, Inc.

                              FEDERAL TAX MATTERS

GENERAL

BECAUSE OF THE COMPLEXITY OF THE LAW AND BECAUSE TAX RESULTS WILL VARY ACCORDING TO YOUR IDENTITY AND STATUS, YOU SHOULD SEEK INDIVIDUALIZED LEGAL AND TAX ADVICE BEFORE PURCHASING OR TAKING ANY ACTION UNDER A POLICY.

We cannot provide a comprehensive description of the federal income tax consequences regarding the Policies in this prospectus, and special tax rules may apply that we have not discussed herein. Nor does this discussion address any applicable state, local, gift, inheritance, estate, and foreign or other tax laws. This discussion assumes that you, the Policy's owner, are a natural person and a U.S. citizen and resident. Finally, we would caution that the law and the related regulations and interpretations on which we base our tax analysis can change, and such changes can be retroactive.

OUR TAXATION

Under current federal income tax law, the operations of the Separate Account and the Fixed Account do not require us to pay any tax. Thus, we currently impose no charge for our federal income taxes. However, we may decide to charge the Separate Account or Fixed Account for our federal income taxes, if there are changes in federal tax law.

We may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and, accordingly, we do not currently impose a charge for them. If they increase, however, we may impose a charge for such taxes attributable to the Separate Account and/or Fixed Account.

INCOME TAX TREATMENT OF POLICY BENEFITS

Life Insurance. Section 7702 of the Internal Revenue Code provides that if certain tests are met, your Policy will qualify as a life insurance contract for federal tax purposes. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. Also, the owner of a life insurance contract is generally not taxed on increases in the account value until withdrawn or surrendered.

Section 7702 limits the amount of premiums that may be invested in a life insurance contract and requires certain minimum amounts of life insurance coverage, relative to the account value. We will monitor compliance with these tests. As a result, we believe that the Death Benefits received under the Policies are generally excludable from the gross income of the Beneficiary pursuant to the provisions of Section 101 of the Code.

Acceleration of Death Benefits Rider. Similarly, we believe that accelerated death benefit payments, if permitted under your Policies because of the terminal illness of the Insured, in most cases will not constitute taxable income for you. Such payments may be taxable income to you, however, if:

 .  you are not an insured person; or
 . you have an insurable interest in either of the insured persons' lives because that insured person is a director, officer or employee of yours or is otherwise financially interested in any trade or business carried on by you.

Modified Endowment Contracts. The Code contains provisions affecting certain life insurance policies that the Code refers to as "modified endowment contracts."

Modified endowment contracts result when cumulative premiums paid under a Policy at any time during the first seven Policy Years exceed the sum of the premiums that would have been paid by then if the Policy provided for paid up future benefits after the payment of seven level annual premiums ("seven-pay test"). The amount of premiums payable under the seven-pay test is calculated based upon certain assumptions regarding the policy's earnings and the use of a reasonable mortality charge. Riders to a Policy are considered part of the Policy for purposes of applying the seven-pay test.

Whenever there is a "material change" under a Policy, the Policy generally will be:
 .  treated as a new Policy for purposes of determining whether it is a modified endowment; and
 .  subjected to a new seven-pay test.

The Policy would become a modified endowment contract if, at time of the material change or at any time during the next seven years, it failed to satisfy such new seven-pay test. A material change for these purposes could result from a change in death benefit option, election of additional rider benefits, an increase in a Policy's Face Amount, and certain other changes.

If a Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, any decrease in Face Amount that you request or, in some cases, a partial withdrawal or termination or reduction of benefits under a rider.) If you have already paid (or subsequently pay) more premiums than permitted by the recalculated seven-pay limit, your Policy will become a modified endowment contract.

Any Policy that you acquire in exchange for another life insurance policy that is a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 will not make the new policy a modified endowment contract if you pay no additional premiums and there is no benefit increase as a result of the exchange.

Other Tax Effects of Policy Changes.   Changes made to your Policy (for example,
a decrease in benefits under or a lapse or reinstatement of a Policy) may have other tax effects. These include impacting the maximum amount of premiums you can pay under the Policy, as well as the maximum amount of Account Value you can maintain under the Policy.

Taxation of Pre-Death Distributions from a Policy that is a Modified Endowment
                                                       --
Contract. If your Policy falls within the definition of a modified endowment contract, the following rules will apply to pre-death distributions:

 . You must include distributions, such as withdrawals, in your gross income subject to federal tax, to the extent the Account Value of the Policy exceeds your investment in the Policy. Any additional amounts you receive, other than Policy loans, will not constitute currently taxable income, but will reduce your investment in the Policy.

 . Policy Loans, including any increase in the amount of the loan to pay interest, also constitute distributions to you for these purposes. Your investment in the Policy, however, will increase by the amount of any loan included in your gross income.

 . If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan and accrued loan interest will also constitute a distribution to you for these purposes to the extent not previously treated as such.

 .  On the Maturity Date or upon a full surrender, any excess of the proceeds
   (including any amounts we use to discharge any loan and accrued loan interest) over your investment in the Policy, will also constitute a distribution to you for these purposes.

 . A change of ownership or Policy assignment also can constitute a distribution for these purposes. For example, a collateral assignment will subject any gain in the Policy to taxation.

For purposes of determining the amount of any distribution that is included in gross income, you must treat all modified endowment contracts that we or our affiliates issue to you during any calendar as a single modified endowment contract.

The taxable amount of any distribution from a Policy that is a modified endowment also will incur an additional penalty tax equal to 10% of such taxable amount unless the distribution:

 .  is made on or after you attain age 59 1/2;

 .  results from your becoming disabled (as defined in the Code); or

 . forms part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy) or for the joint lives (or life expectancies) of the owner or the Beneficiary.

The Monthly Deductions under a modified endowment contract attributable to any Other Insured Person Rider for a person who is not a member of your family may constitute distributions from your policy for tax purposes. However, the Beneficiary of this rider should not have to pay federal income tax on any benefit received.

Distributions that occur during a Policy Year in which a Policy becomes a modified endowment contract and during any subsequent Policy Years, will be taxed as described in the preceding paragraphs. In addition, any distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment.

Taxation of Pre-Death Distributions from a Policy that is not a Modified
                                                          ---
Endowment Contract ("MEC"). As long as a Policy remains in force as a non-modified endowment, you will not pay current income tax on the proceeds from any Policy loan. Interest you pay on the loan generally will not be tax deductible, however.

After the first 15 Policy Years, you will not pay current federal income tax on any partial withdrawals you make, except to the extent such withdrawals exceed your "investment" in the Policy. (The "investment" generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy Years, you could have to pay federal income tax on certain withdrawals that reduce the Death Benefit, to the extent that your Policy's Account Value exceeds your investment in the Policy.

On the Maturity Date or upon full surrender, any excess of proceeds (including amounts we use to discharge any Policy loan and accrued loan interest) over your investment in the Policy, will constitute taxable income to you for federal income tax purposes. In addition, if your Policy terminates after a grace period while you have a Policy loan outstanding, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you assign or transfer rights or benefits under your Policy, you may be deemed to have received a distribution from the Policy, all or part of which may be taxable.

DIVERSIFICATION REQUIREMENTS

The Internal Revenue Code provides that a variable life insurance policy will not be treated as a life insurance contract under the Code for any period (and any subsequent period) for which the related investments are not adequately diversified. We intend that all Portfolios of the Funds in which your Policy may invest will comply with the diversification requirements. If your Policy did not qualify as life insurance, you would be subject to immediate taxation on the increases in your Policy's Account Value, plus the cost of insurance protection under your Policy. This treatment would apply for the period of non-compliance and subsequently, unless and until we are able to settle the matter
with the Internal Revenue Service.   We have no legal obligation to seek or
agree to any such settlement, however.

The amount of investment control which you may exercise under a Policy differs in some respects from the situation addressed in published rulings issued by the Internal Revenue Service in which it held that variable life insurance policy owners were not deemed, for federal income tax purposes, to own the related assets held in a separate account by the issuing insurance company. It is possible that these differences, such as your ability to transfer among investment choices or the number and type of investment choices available, would cause you to be taxed as if you were the owner of the Portfolio shares that are attributable to your Policy. In that case, you would be liable for income tax on an allocable portion of any current income and gains realized by the Separate Account, even though you have received no distribution of those amounts.

In the event any forthcoming guidance or ruling by federal income tax authorities sets forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may, result in your being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, we reserve the right to modify your Policy in an attempt to maintain its intended tax treatment.

                             ADVERTISING PRACTICES

From time to time, articles discussing the Separate Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Separate Account. We may use references to, reprints, or portions of reprints of such articles or rankings as sales
literature or advertising material.   We may also use rankings that indicate the
names of other variable policy separate accounts and their investment experience.

We, the Funds, or other parties may develop articles and releases about the following matters in relation to the Separate Account, the Funds or individual
Portfolios: asset levels, and sales volumes, statistics and analyses of industry sales volume and asset levels, or other characteristics. Our promotional material for the Policies and Separate Accounts can refer to, or be a reprint of, such articles and releases. Such literature may refer to personnel of an adviser or sub-advisers who have investment management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

The advertising and sales literature for the Policies and the Separate Account may refer to historical, current and prospective economic trends. In addition, we may publish advertising and sales literature concerning topics of general investor interest for the benefit of registered representatives and prospective purchasers of Policies. These materials may include, but are not limited to, discussions of college planning, retirement planning, and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

STATE REGULATION

We are subject to the insurance laws of Arkansas and to regulation by the Arkansas Insurance Department. The National Association of Insurance Commissioners periodically examines our operations. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. We will reflect any applicable variations in your Policy and riders, or related endorsements.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Separate Account, FVCS or we are a party.

COUNSEL

Our Legal Department has reviewed legal matters in connection with the Policies. Freedman, Levy, Kroll & Simonds, of Washington, DC, has advised us on certain matters relating to the federal securities and tax laws.

                                    EXPERTS

The consolidated financial statements of First Variable Life Insurance Company at December 31, 1998 and December 31, 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of First Variable Life Insurance Company--Separate Account VL at December 31, 1998 and for the period then ended as described in the report appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                            REGISTRATION STATEMENT

We have filed a registration statement with the SEC under the Securities Act of 1933. This prospectus omits certain information contained in the Registration Statement. You can obtain copies of such additional information from the SEC upon payment of the prescribed fee.

                                YEAR 2000 ISSUES

Like other financial and business organizations around the world, we could be adversely affected if our computer systems and those of our service providers do not properly process and calculate date-related information and data from and after January 1, 2000. We have completed an assessment of the Year 2000 impact on our systems, procedures, customers and business processes. At December 31, 1998, our management is satisfied that our main operating systems are Year 2000 compliant. We are currently reviewing our general office systems and contacting our service providers.

We believe that we will complete our Year 2000 project prior to any anticipated impact on our operating systems. The date on which we believe we will complete the Year 2000 project is based on our management's best estimates. Although there can be no guarantee that these estimates will be achieved, our management does not at this time believe that actual results will differ materially from those anticipated. Specific factors that might cause such material differences would most likely result from our service providers.

APPENDIX: A

       ANNUAL RATES OF RETURN FOR THE SEPARATE ACCOUNT INVESTMENT OPTIONS

The following tables show performance information for the Separate Account investment options for periods ending December 31, 1998. Table A-1 assumes that
                                                                ---
each option had been in operation for the same period as its corresponding Portfolio. Table A-2 is derived from historic performance results of the
                 ---

RTS Separate Account investment options from the date they actually commenced operations to fund variable life insurance policies. Both tables reflect the total of the income generated by the Portfolio shown, less total Portfolio operating expenses, plus or minus realized or unrealized capital gains and losses, and less the deductions for the Policies' mortality and expense risk charge (.90% per annum).

The tables do not reflect several significant charges that will apply to your
              ---
Policy: cost of insurance charges, an administrative charge (.40% per annum), a maitenance fee ($2.50 per month if Account Value is less than $100,000), the distribution, premium tax and federal tax charges for the first 10 Policy years (.65% per annum) and the withdrawal charge. If these charges were reflected, the total return figures shown would be lower. For an example of the effect of the deduction of the 10 year charges and the surrender charge, compare the "Cash Surrender Value" to the corresponding "Account Value" in the hypothetical illustrations on pages ___ to ___.

Table A-1  Average Annual Total Return from Portfolio Inception Date
      ---

------------------------------------------------------------------------------------------------------------------
           PORTFOLIO AND PORTFOLIO                                                               FROM PORTFOLIO
               INCEPTION DATE                    1 YR.      3 YR.       5 YR.       10 YR.       INCEPTION DATE
------------------------------------------------------------------------------------------------------------------
VIST Small Cap Growth - 5/4/95 (1)(4)             (3.50)       6.65          N/A          N/A                13.54
------------------------------------------------------------------------------------------------------------------
VIST World Equity - 6/10/88 (2)(4)                 4.48        8.21        11.28         7.88                 7.05
------------------------------------------------------------------------------------------------------------------
VIST Growth - 5/1/87 (1)(2)(4)                    32.50       26.61        22.14        16.52                15.23
------------------------------------------------------------------------------------------------------------------
VIST Matrix Equity - 6/16/88 (2)(3)(4)            20.40       14.74        14.45        13.68                13.36
------------------------------------------------------------------------------------------------------------------
VIST Growth & Income - 5/31/95 (4)                11.77       16.47          N/A          N/A                17.42
------------------------------------------------------------------------------------------------------------------
VIST Multiple Strategies - 5/5/87 (2)(4)          28.38       22.11        17.89        14.62                12.40
------------------------------------------------------------------------------------------------------------------
VIST High Income Bond - 6/1/87 (2)(4)              2.43        9.25         7.22         9.33                 9.01
------------------------------------------------------------------------------------------------------------------
VIST US Gov. Bond - 5/27/87 (2)(4)                 7.15        5.57         6.23         7.81                 7.56
------------------------------------------------------------------------------------------------------------------
FIS Prime Money Fund II - 11/94 (4)                4.34        3.88         3.75         4.12                 3.53
------------------------------------------------------------------------------------------------------------------
AIM V.I. Cap. Appreciation - 5/5/93               18.40       15.87        16.33          N/A                17.87
------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth - 5/5/93                          33.22       25.29        20.54          N/A                19.97
------------------------------------------------------------------------------------------------------------------
American V.P. Value - 5/1/96                       3.91         N/A          N/A          N/A                15.04
------------------------------------------------------------------------------------------------------------------
BT Equity Index - 10/1/97                         27.81         N/A          N/A          N/A                23.35
------------------------------------------------------------------------------------------------------------------
BT Small Cap - 8/25/97                            -3.08         N/A          N/A          N/A                -2.97
------------------------------------------------------------------------------------------------------------------
FT International - 5/1/97                          8.18         N/A        10.84          N/A                13.20
------------------------------------------------------------------------------------------------------------------
LA Growth & Income - 12/11/89                     11.92       17.95        16.61          N/A                15.27
------------------------------------------------------------------------------------------------------------------
MFS New Discovery - 5/1/98                          N/A         N/A          N/A          N/A                 1.30
------------------------------------------------------------------------------------------------------------------
MFS Growth - 5/1/99                                 N/A         N/A          N/A          N/A                  N/A
------------------------------------------------------------------------------------------------------------------
MFS Growth & Income - 10/9/95                     21.42       24.58          N/A          N/A                25.08
------------------------------------------------------------------------------------------------------------------

Table A-2 Annualized Total Return from the Separate Account Investment Options'
      ---
Inception Date (March 31, 1997)

          SEPARATE ACCOUNT                          FROM                 SEPARATE ACCOUNT                     FROM
         INVESTMENT OPTIONS            1 YR.   INCEPTION DATE           INVESTMENT OPTIONS        1 YR.  INCEPTION DATE
-----------------------------------------------------------------------------------------------------------------------
VIST Small Cap Growth - (1)(4)         (3.50)%           7.18%    VIST Multiple Strategies - (4)  28.38%          23.77%
--------------------------------------------------------------    ------------------------------------------------------
VIST World Equity -  (4)                4.48%            7.17%    VIST High Income Bond - (4)      2.43%           6.05%
--------------------------------------------------------------    ------------------------------------------------------
VIST Growth -  (1)(4)                  32.50%           26.62%    VIST US Gov. Bond - (4)          7.15%           7.64%
--------------------------------------------------------------    ------------------------------------------------------
VIST Matrix Equity -  (3)(4)           20.40%           20.23%    FIS Prime Money Fund II - (4)    4.34%           3.37%
--------------------------------------------------------------    ------------------------------------------------------

VIST Growth & Income - (4)             11.77%           16.47%
--------------------------------------------------------------

(1) Prior to May 1, 1997, the VIST Small Cap Growth Portfolio was named the VIST "Small Cap Portfolio," and the VIST Growth Portfolio was named the VIST "Common Stock Portfolio." The names of the corresponding Separate Account investment options were, respectively, "Small Cap Sub-Account" and "Common Stock Sub-Account".
(2) On April 1, 1994, First Variable Advisory Services Corp., an affiliate of ours, became the investment advisor. Prior to that date, results were achieved by former investment advisers.
(3) Prior to May 1, 1997, the VIST Matrix Equity Portfolio was named the VIST "Tilt Utility Portfolio" and had different investment policies. The name and objective of the corresponding Separate Account investment option also differed.
(4) Performance information reflects any fee waivers and expense reimbursements with respect to the Portfolios. Absent such waivers or reimbursements, the performance shown would have been lower.

Performance information shown above for any Separate Account investment option reflects only the performance of an assumed investment in the Separate Account Investment Option for the Policies during the particular time period shown. You should consider this performance information in light of the investment objectives and policies, characteristics and quality of the Portfolio in which the Separate Account investment option invests and the market conditions during the given time period. You should not consider it representative of what the Separate Account investment option will achieve in the future. Actual returns will differ from those shown and will depend on a number of factors, including the investment allocations you make and the different investment rates of return for the Portfolios.

APPENDIX: B

                ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES,
            CASH SURRENDER VALUES AND ACCUMULATED VALUE OF PREMIUMS

The tables in this Appendix B show how a Policy's Death Benefit, Cash Surrender Value and Account Value could change over an extended period of time, assuming constant gross annual rates of return for the Separate Account of 0%, 6% and 12%. ("Gross return" for this purpose means the assumed rate of return the underlying Portfolio has earned before deducting any of its expenses or any Policy Charges and deductions). The tables are based on an initial premium of $30,000 to provide insurance coverage on females aged 55 and males aged 65. The insureds are assumed to be in the nonsmoker standard risk classification. The first version of each of the tables assumes our current (i.e., non-guaranteed) rates for the cost of insurance charge, and other charges we make under a Policy on a daily or monthly basis. The next table is based on our contractually guaranteed rates for those items.

The Death Benefits, Cash Surrender Values and Account Values shown in the tables also reflect an unweighted average of the investment advisory fees and other operating expenses incurred by the Portfolios that were available to Contract Owners on December 31, 1998, at an annual rate of 0.97% of the average daily net assets of the Portfolios. This average reflects a voluntary "caps" on the investment advisory fees. If the investment adviser discontinued these caps, the values illustrated on the following pages could be less. (See "Highlights"). If the unweighted average included investment options first available on May 1, 1999, to average of the investment advisory fee, and other operating expenses insured by the Portfolios would be less and the values illustrated on the following pages would be more.

Taking account of the charges for mortality and expense risks and administrative expense in the Separate Account and the average investment advisory fee and operating expenses of the Portfolios, the gross current annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of 1.87%, 4.13% and 10.13% and -2.02%, 3.98% and 9.98%, respectively for the "current" and "guaranteed" tables. The tables do not reflect any tax charges attributable to the Separate Account since we currently make no such charges. If we impose any such charges in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Death Benefits, Cash Surrender Values and Account Values illustrated.

The second column of each table shows the amount that would accumulate if you instead invested your assumed premiums to earn interest, after taxes of 5% per year, compounded annually.

$30,000 INITIAL PREMIUM
$96,753 SPECIFIED AMOUNT
 ------
FEMALE  NONSMOKER: AGE 55
CURRENT RATES

------------------------------------------------------------------------------------------------------------------
                                                    HYPOTHETICAL GROSS INVESTMENT RETURN
------------------------------------------------------------------------------------------------------------------
    End       PREMIUM                      0%                        6%                             12%
                           ----------------------------------------------------------------------------------------
    of       PAID PLUS
 Contract   INTEREST AT       Account    Surr.    Death   Account  Surr.    Death     Account      Surr.    Death
   Year          5%            Value     Value   Benefit   Value   Value   Benefit     Value       Value   Benefit
-------------------------------------------------------------------------------------------------------------------
    1              31,500      28,985    26,060   96,753   30,759  27,834   96,753     32,532      29,607   96,753
-------------------------------------------------------------------------------------------------------------------
    2              33,075      28,004    25,154   96,753   31,537  28,687   96,753     35,280      32,430   96,753
-------------------------------------------------------------------------------------------------------------------
    3              34,729      27,055    24,355   96,753   32,336  29,636   96,753     38,262      35,562   96,753
-------------------------------------------------------------------------------------------------------------------
    4              36,465      26,137    23,737   96,753   33,156  30,756   96,753     41,500      39,100   96,753
-------------------------------------------------------------------------------------------------------------------
    5              38,288      25,250    23,150   96,753   33,998  31,898   96,753     45,014      42,914   96,753
-------------------------------------------------------------------------------------------------------------------
    6              40,203      24,391    22,591   96,753   34,861  33,061   96,753     48,829      47,029   96,753
-------------------------------------------------------------------------------------------------------------------
    7              42,213      23,561    22,061   96,753   35,748  34,248   96,753     52,969      51,469   96,753
-------------------------------------------------------------------------------------------------------------------
    8              44,324      22,758    21,558   96,753   36,658  35,458   96,753     57,463      56,263   96,753
-------------------------------------------------------------------------------------------------------------------
    9              46,540      21,981    21,081   96,753   37,591  36,691   96,753     62,341      61,441   96,753
-------------------------------------------------------------------------------------------------------------------
    10             48,867      21,230    21,230   96,753   38,549  38,549   96,753     67,636      67,636   96,753
-------------------------------------------------------------------------------------------------------------------
    15             62,368      18,281    18,281   96,753   44,842  44,842   96,753    104,313     104,313  121,003
-------------------------------------------------------------------------------------------------------------------
    20             79,599      15,723    15,723   96,753   52,189  52,189   96,753    161,150     161,150  172,430
-------------------------------------------------------------------------------------------------------------------
    25            101,591      13,503    13,503   96,753   60,766  60,766   96,753    248,955     248,955  261,402
-------------------------------------------------------------------------------------------------------------------
    30            129,658      11,577    11,577   96,753   70,780  70,780   96,753    384,602     384,602  403,832
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$30,000 INITIAL PREMIUM
$96,753 SPECIFIED AMOUNT
 ------
FEMALE NONSMOKER: AGE 55
GUARANTEED RATES

------------------------------------------------------------------------------------------------------------------
                                                    HYPOTHETICAL GROSS INVESTMENT RETURN
                         -----------------------------------------------------------------------------------------
   End        PREMIUM                     0%                        6%                             12%
                         -----------------------------------------------------------------------------------------
    of       PAID  PLUS
 Contract   INTEREST AT      Account     Surr.    Death   Account  Surr.    Death     Account      Surr.    Death
   Year          5%           Value      Value   Benefit   Value   Value   Benefit     Value       Value   Benefit
------------------------------------------------------------------------------------------------------------------
    1          31,500         28,681     25,756   96,753   30,453  27,528   96,753     32,225      29,300   96,753
------------------------------------------------------------------------------------------------------------------
    2          33,075         27,360     24,510   96,753   30,891  28,041   96,753     34,634      31,784   96,753
------------------------------------------------------------------------------------------------------------------
    3          34,729         26,035     23,335   96,753   31,312  28,612   96,753     37,246      34,546   96,753
------------------------------------------------------------------------------------------------------------------
    4          36,465         24,714     22,314   96,753   31,726  29,326   96,753     40,091      37,691   96,753
------------------------------------------------------------------------------------------------------------------
    5          38,288         23,378     21,278   96,753   32,117  30,017   96,753     43,182      41,082   96,753
------------------------------------------------------------------------------------------------------------------
    6          40,203         22,026     20,226   96,753   32,483  30,683   96,753     46,545      44,745   96,753
------------------------------------------------------------------------------------------------------------------
    7          42,213         20,649     19,149   96,753   32,817  31,317   96,753     50,206      48,706   96,753
------------------------------------------------------------------------------------------------------------------
    8          44,324         19,234     18,034   96,753   33,109  31,909   96,753     54,195      52,995   96,753
------------------------------------------------------------------------------------------------------------------
    9          46,540         17,754     16,854   96,753   33,336  32,436   96,753     58,536      57,636   96,753
------------------------------------------------------------------------------------------------------------------
    10         48,867         16,196     16,196   96,753   33,488  33,488   96,753     63,273      63,273   96,753
------------------------------------------------------------------------------------------------------------------
    15         62,368          7,385      7,385   96,753   34,147  34,147   96,753     98,053      98,053  113,742
------------------------------------------------------------------------------------------------------------------
    20         79,599              -          -   96,753   31,048  31,048   96,753    153,453     153,453  164,194
------------------------------------------------------------------------------------------------------------------
    25        101,591              -          -   96,753   17,527  17,527   96,753    240,782     240,782  252,821
------------------------------------------------------------------------------------------------------------------
    30        129,658              -          -   96,753        -       -   96,753    374,424     374,424  393,145
------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 $30,000 INITIAL PREMIUM
 $58,176 SPECIFIED AMOUNT
  ------
 MALE NONSMOKER: AGE 65
 CURRENT RATES

------------------------------------------------------------------------------------------------------------------
                                                    HYPOTHETICAL GROSS INVESTMENT RETURN
                                ----------------------------------------------------------------------------------
   End            PREMIUM                   0%                        6%                               12%
                                ----------------------------------------------------------------------------------
                   PAID
    of             PLUS
 Contract        INTEREST       Account    Surr.   Death   Account   Surr.   Death       Account   Surr.    Death
 Year             AT 5 %         Value    Value   Benefit   Value   Value   Benefit       Value    Value   Benefit
------------------------------------------------------------------------------------------------------------------
    1              31,500        28,985  26,060   58,176   30,759  27,834   58,176        32,532   29,607   58,176
------------------------------------------------------------------------------------------------------------------
    2              33,075        28,004  25,154   58,176   31,537  28,687   58,176        35,280   32,430   58,176
------------------------------------------------------------------------------------------------------------------
    3              34,729        27,055  24,355   58,176   32,336  29,636   58,176        38,262   35,562   58,176
------------------------------------------------------------------------------------------------------------------
    4              36,465        26,137  23,737   58,176   33,156  30,756   58,176        41,500   39,100   58,176
------------------------------------------------------------------------------------------------------------------
    5              38,288        25,250  23,150   58,176   33,998  31,898   58,176        45,014   42,914   58,176
------------------------------------------------------------------------------------------------------------------
    6              40,203        24,391  22,591   58,176   34,861  33,061   58,176        48,829   47,029   58,176
------------------------------------------------------------------------------------------------------------------
    7              42,213        23,561  22,061   58,176   35,748  34,248   58,176        52,969   51,469   59,855
------------------------------------------------------------------------------------------------------------------
    8              44,324        22,758  21,558   58,176   36,658  35,458   58,176        57,463   56,263   63,784
------------------------------------------------------------------------------------------------------------------
    9              46,540        21,981  21,081   58,176   37,591  36,691   58,176        62,341   61,441   67,952
------------------------------------------------------------------------------------------------------------------
    10             48,867        21,230  21,230   58,176   38,549  38,549   58,176        67,636   67,636   72,371
------------------------------------------------------------------------------------------------------------------
    15             62,368        18,281  18,281   58,176   44,842  44,842   58,176       104,313  104,313  109,529
------------------------------------------------------------------------------------------------------------------
    20             79,599        15,723  15,723   58,176   52,189  52,189   58,176       161,150  161,150  169,207
------------------------------------------------------------------------------------------------------------------
    25            101,591        13,503  13,503   58,176   60,766  60,766   61,528       248,955  248,955  261,402
------------------------------------------------------------------------------------------------------------------
    30            129,658        11,577  11,577   58,176   70,780  70,780   68,435       384,602  384,602  388,448
------------------------------------------------------------------------------------------------------------------

  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 $30,000 INITIAL PREMIUM
 $58,176 SPECIFIED AMOUNT
  ------
 MALE NONSMOKER: AGE 65
 GUARANTEED RATES


------------------------------------------------------------------------------------------------------------------
                                                    HYPOTHETICAL GROSS INVESTMENT RETURN
                         -----------------------------------------------------------------------------------------
   End         PREMIUM                     0%                        6%                              12%

                         -----------------------------------------------------------------------------------------
                PAID
    of          PLUS
 Contract     INTEREST          Account    Surr.   Death   Account  Surr.    Death    Account       Surr.   Death
  Year          AT 5%            Value    Value   Benefit   Value   Value   Benefit     Value       Value   Benefit
------------------------------------------------------------------------------------------------------------------
    1              31,500        28,470  25,545   58,176   30,248  27,323   58,176        32,027   29,102   58,176
------------------------------------------------------------------------------------------------------------------
    2              33,075        26,878  24,028   58,176   30,441  27,591   58,176        34,222   31,372   58,176
------------------------------------------------------------------------------------------------------------------
    3              34,729        25,214  22,514   58,176   30,574  27,874   58,176        36,613   33,913   58,176
------------------------------------------------------------------------------------------------------------------
    4              36,465        23,460  21,060   58,176   30,636  28,236   58,176        39,232   36,832   58,176
------------------------------------------------------------------------------------------------------------------
    5              38,288        21,596  19,496   58,176   30,614  28,514   58,176        42,114   40,014   58,176
------------------------------------------------------------------------------------------------------------------
    6              40,203        19,594  17,794   58,176   30,492  28,692   58,176        45,307   43,507   58,176
------------------------------------------------------------------------------------------------------------------
    7              42,213        17,421  15,921   58,176   30,248  28,748   58,176        48,869   47,369   58,176
------------------------------------------------------------------------------------------------------------------
    8              44,324        15,033  13,833   58,176   29,854  28,654   58,176        52,875   51,675   58,692
------------------------------------------------------------------------------------------------------------------
    9              46,540        12,378  11,478   58,176   29,277  28,377   58,176        57,336   56,436   62,496
------------------------------------------------------------------------------------------------------------------
    10             48,867         9,394   9,394   58,176   28,477  28,477   58,176        62,217   62,217   66,572
------------------------------------------------------------------------------------------------------------------
    15             62,368             -       -   58,176   20,416  20,416   58,176        96,848   96,848  101,691
------------------------------------------------------------------------------------------------------------------
    20             79,599             -       -   58,176        -       -   58,176       149,452  149,452  156,924
------------------------------------------------------------------------------------------------------------------
    25            101,591             -       -   58,176        -       -   58,176       227,064  227,064  238,418
------------------------------------------------------------------------------------------------------------------
    30            129,658             -       -   58,176        -       -   58,176       348,151  348,151  351,633
------------------------------------------------------------------------------------------------------------------

  THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       APPENDIX C: FINANCIAL STATEMENTS

The financial statements of First Variable Life Insurance Company contained in this prospectus should be considered to bear only upon our ability to meet our obligations under the Policies. They should not be considered as bearing upon the investment experience of the Separate Account.

The following financial statements are included in this Appendix:

           First Variable Life Insurance Company  Separate Account VL

                     First Variable Life Insurance Company

                                    PART II

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors and officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Contract as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Contract as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

In accordance with section 26(e) of the Investment Company Act of 1940, First Variable Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement on Form S-6, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Variable Life Insurance Company. First Variable Life Insurance Company bases its representation on its assessment of all the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for First Variable Life Insurance Company to earn a profit, the degree to which the Contracts include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or in any variations thereof based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

  The facing sheet.

  Cross-Reference Sheet.

  The prospectus consisting of _________  pages.

  The undertaking to file reports.

  The undertaking regarding indemnification.

The representation pursuant to Section 26(e) of the Investment Company Act of 1940.

  The signatures.

   Witten consents of the following persons:
      Martin Sheerin (See Exhibit 6)
      Ernst & Young LLP (See Exhibit 7)

  The following exhibits:

1.A. (1) Resolution of the Board of Directors of the Company authorizing the establishment of the Separate Account.*

  (2)  Not Applicable.

  (3)  (a) Underwriting Agreement.#

       (b) Broker-Dealer Agreement.#

       (c) Form of Sales Agreement.**

  (4)  Not Applicable.

  (5)  (a) Specimen Variable Life Insurance Contract.*

       (b) Specimen Accelerated Death Benefit Endorsement.#

       (c) Specimen Extended Death Benefit Rider##

  (6)  (a) Articles of Incorporation of First Variable

              Life Insurance Company.###

       (b) By-Laws of First Variable Life Insurance Company.***

  (7)  Not Applicable.

  (8)  (a) Form of Participation Agreement with Variable Investors Series
           Trust.**

       (b) Form of Fund Participation Agreements: AIM Variable Funds, Inc.; et al; American Century Investment Management, Inc.; BT Insurance Funds Trust, et al; Lord Abbett Series Fund, Inc., et al; MFS Variable Insurance Trust, et al; and Templeton Variable Products Series Fund, et al####

  (9)  Not Applicable.

  (10) Specimen Single Premium Variable Life Insurance Application.*

2. Opinion and consent of Arnold R. Bergman, Vice President, General Counsel and Secretary of First Variable Life Insurance Company as to securities being registered.***

3. Not  Applicable.

4. Not Applicable.

5. Not Applicable.

6. Opinion and Consent of Actuary##

7. Consent of Ernst & Young LLP, Independent Auditors##

8. Powers of Attorney.### - of the following individuals appointing John M. Soukup or Arnold R. Bergman their attorney-in-fact to act for them in their capacities as Directors of the Company or otherwise, to do all things necessary to comply with the provisions and intent of the Securities Act of 1933 and the Investment Company Act of 1940 with respect to variable life insurance policies and variable annuity contracts:


           Ronald M. Butkiewicz       Shane W. Gleeson     Philip R. O'Connor
           Michael J. Corey           Jeff S. Liebmann
           Michael R. Ferrari         Kenneth R. Meyer

                     _________________
   * Incorporated herein by reference to the Form S-6 Registration Statement of First Variable Life Insurance Company and Separate Account VL, filed electronically with the Securities and Exchange Commission on June 3, 1996 (File No. 333-05053).

          Incorporated herein by reference to Post-Effective Amendment No. 22 to
   ** the Form N-4 Registration Statement of First Variable Life Insurance Company and First Variable Annuity Fund E, filed electronically with the Securities and Exchange Commission on September 18, 1996 (File No. 333-12197).

   *** Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of First Variable Life Insurance Company and Separate Account VL, filed electronically with the Securities and Exchange Commission on November 15, 1996 (File No. 333-05053).

   # Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of First Variable Life Insurance Company and Separate Account VL, filed electronically with the Securities and Exchange Commission on April 30, 1997 (File No. 333-05053).

   ##     Filed herewith.

  ### Incorporated by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of First Variable Life Insurance Company Separate Account VL, filed electronically with the Securities and Exchange Commission on or about April 27, 1998 (File No. 333-19193).

 #### Incorporated herein by reference to Pre-Effective Amendment No. 4 to the Form N-4 Registration Statement of First Variable Life Insurance Company and First Variable Annuity Fund E, Filed electronically with the Securities and Exchange Commission on or about April 27, 1999 (File No. 333-12197).

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the First Variable Life Insurance Company has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 27th day of April, 1999.

                                   First Variable Life Insurance Company


                                   By: /s/ John M. Soukup
                                     --------------------
                                       John M. Soukup
                                       President


ATTEST:

/s/ Arnold R. Bergman
---------------------
Arnold R. Bergman
Secretary

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Separate Account VL of First Variable Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 27th day of April, 1999.



                                      Separate Account VL of First Variable
                                               Life Insurance Company
                                                       (Registrant)

                                      By:  First Variable Life Insurance Company
                                                       (Depositor)


                                      By: /s/ John M. Soukup
                                      ----------------------
                                      John M. Soukup
                                      President



ATTEST:

/s/ Arnold R. Bergman
---------------------
Arnold R. Bergman
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities with First Variable Life Insurance Company, on the 27th day of April, 1999.

PRINCIPAL EXECUTIVE OFFICER

/s/ John M. Soukup
-----------------
John M. Soukup
President

PRINCIPAL ACCOUNTING OFFICER

/s/ Christopher S. Harden
-------------------------
Christopher S. Harden
Vice President & Treasurer

DIRECTORS

/s/  Ronald M. Butkiewicz
-------------------------
Ronald M. Butkiewicz

/s/ Michael J. Corey*
---------------------
Michael J. Corey

/s/ Norman A. Fair
-----------------
Norman A. Fair

/s/ Michael R. Ferrari*
---------------------
Michael R. Ferrari

/s/ Shane W. Gleeson*
--------------------
Shane w. Gleeson

/s/ Jeff S. Liebmann*
-------------------
Jeff S. Liebmann

/s/ Kenneth R. Meyer*
-------------------
Kenneth R. Meyer

/s/ Philip R. O'Connor*
---------------------
Philip R. O'Connor

------------------
/s/ Clark A. Ramsey
------------------
Clark A. Ramsey

/s/ John M. Soukup
------------------
John M. Soukup
                                        *By:  /s/ Arnold R. Bergman
                                              --------------------
                                              Arnold R. Bergman
                                              Attorney-in-Fact

                              Financial Statements

                   First Variable Life Insurance Company --
                              Separate Account VL

                          Year ended December 31, 1998

                   First Variable Life Insurance Company --
                              Separate Account VL

                              Financial Statements


                          Year ended December 31, 1998




                                    Contents

Report of Independent Auditors.............................................  1

Financial Statements

Statement of Assets, Liabilities, and Contract Owners' Equity..............  2
Statement of Operations....................................................  3
Statements of Changes in Contract Owners' Equity...........................  4
Notes to Financial Statements..............................................  6

                        Report of Independent Auditors


To the Board of Directors of First Variable Life Insurance Company and Contract Owners of Separate Account VL

We have audited the accompanying statement of assets, liabilities and contract owners' equity of First Variable Life Insurance Company -- Separate Account VL as of December 31, 1998, and the related statement of operations for the year then ended and the statements of changes in contract owners' equity for the year then ended and for the period from March 31, 1997 (commencement of operations) through December 31, 1997. These financial statements are the responsibility of First Variable Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1998, by correspondence with Variable Investors Series Trust and Federated Insurance Series Trust. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Variable Life Insurance Company -- Separate Account VL at December 31, 1998, and the results of its operations for the year then ended, and the changes in its contract owners' equity for the year then ended and for the period from March 31, 1997 through December 31, 1997, in conformity with generally accepted accounting principles.



March 18, 1999

                    First Variable Life Insurance Company -
                              Separate Account VL

         Statement of Assets, Liabilities, and Contract Owners' Equity

                               December 31, 1998


                                                                        Federated                       High
                                                                          Prime                        Income       Multiple
                                                                          Money         Growth          Bond       Strategies
                                                             Total       Fund II       Division       Division      Division
                                                         --------------------------------------------------------------------
Assets
Investments in Variable Investors Series Trust
  at net asset value (cost $9,947,602)                   $10,446,726      $     --    $2,514,903      $753,150    $1,211,656
Investments in Federated Prime Money Fund II
  at net asset value (cost $419,963)                         419,963       419,963            --            --            --
Receivable from First Variable Life Insurance
  Company                                                    181,983            --            --            --       100,628
                                                         --------------------------------------------------------------------
Total assets                                             $11,048,672      $419,963    $2,514,903      $753,150    $1,312,284
                                                         ====================================================================

Liabilities
Payable to First Variable Life Insurance Company         $    70,479      $ 12,892    $   16,492      $ 15,306    $       --

Contract owners' equity
Variable annuity contract owners' equity                  10,978,193       407,071     2,498,411       737,844     1,312,284
                                                         --------------------------------------------------------------------
Total liabilities and contract owners' equity            $11,048,672      $419,963    $2,514,903      $753,150    $1,312,284
                                                         ====================================================================


                                                                    U.S.                                Small
                                                    Matrix       Government      World     Growth &      Cap
                                                    Equity          Bond         Equity     Income      Growth
                                                   Division       Division      Division   Division    Division
                                                  --------------------------------------------------------------
Assets
Investments in Variable Investors Series Trust
  at net asset value (cost $9,947,602)            $1,205,416      $470,574      $789,583  $1,997,491  $1,503,953
Investments in Federated Prime Money Fund II
  at net asset value (cost $419,963)                      --            --            --          --          --
Receivable from First Variable Life Insurance
  Company                                                937            --        33,094          --      47,324
                                                  --------------------------------------------------------------
Total assets                                      $1,206,353      $470,574      $822,677  $1,997,491  $1,551,277
                                                  ==============================================================

Liabilities
Payable to First Variable Life Insurance Company  $       --      $  7,621      $     --  $   18,168  $       --

Contract owners' equity
Variable annuity contract owners' equity           1,206,353       462,953       822,677   1,979,323   1,551,277
                                                  --------------------------------------------------------------
Total liabilities and contract owners' equity     $1,206,353      $470,574      $822,677  $1,997,491  $1,551,277
                                                  ==============================================================

See accompanying notes.

                     First Variable Life Insurance Company -
                              Separate Account VL

                            Statement of Operations

                          Year ended December 31, 1998

                                                               Federated                  High
                                                                 Prime                   Income        Multiple       Matrix
                                                                 Money      Growth        Bond        Strategies      Equity
                                                   Total        Fund II    Division     Division       Division      Division
                                                ------------------------------------------------------------------------------
Investment income:
  Dividends                                     $  623,593       $7,278    $279,822      $65,715       $ 74,553      $ 51,886

Expenses:
  Fees paid to First Variable
    Life Insurance Company--
    Risk and administrative charges                 92,618        1,678      20,578       10,849         10,684         8,453
                                                ------------------------------------------------------------------------------
Net investment income (loss)                       530,975        5,600     259,244       54,866         63,869        43,433

Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on Variable
    Investors Series Trust shares redeemed        (150,817)          --      (6,830)     (26,762)        24,546       (33,571)

  Net unrealized appreciation (depreciation)
    on investments during the year                 812,459           --     299,094        4,432        186,414       116,810
                                                ------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
  on investments                                   661,642           --     292,264      (22,330)       210,960        83,239
                                                ------------------------------------------------------------------------------
Net increase in contract owners'
  equity resulting from operations              $1,192,617       $5,600    $551,508      $32,536       $274,829      $126,672
                                                ==============================================================================

                                                    U.S.                                      Small
                                                 Government       World       Growth &         Cap
                                                    Bond         Equity        Income        Growth
                                                  Division      Division      Division      Division
                                                 ----------------------------------------------------
Investment income:
  Dividends                                       $26,915        $62,622      $ 54,802       $   --

Expenses:
  Fees paid to First Variable
    Life Insurance Company--
    Risk and administrative charges                 2,724          7,724        18,507         11,421
                                                  ----------------------------------------------------
Net investment income (loss)                       24,191         54,898        36,295        (11,421)

Realized and unrealized gain (loss)
  on investments:
  Realized gain (loss) on Variable
    Investors Series Trust shares redeemed            124        (31,647)        3,233        (79,910)

  Net unrealized appreciation (depreciation)
    on investments during the year                 (8,920)       (11,058)      108,532        117,155
                                                  ----------------------------------------------------
Net realized and unrealized gain (loss)
  on investments                                   (8,796)       (42,705)      111,675         37,245
                                                  ----------------------------------------------------
Net increase in contract owners'
  equity resulting from operations                $15,395        $12,193      $148,060       $ 25,824
                                                  ====================================================

See accompanying notes.

                    First Variable Life Insurance Company -
                              Separate Account VL

                Statements of Changes in Contract Owners' Equity

                    Periods ended December 31, 1998 and 1997


                                                                                           Federated Prime Money
                                                                       Total                      Fund II            Growth Division
                                                                 1998        1997/(1)/      1998         1997/(1)/        1998
                                                             -----------------------------------------------------------------------
Operations
Net investment income                                        $   530,975   $   293,541   $    5,600     $      660   $   259,244
Realized gain (loss) on Variable Investors
  Series Trust shares redeemed                                  (150,817)       30,991           --             --        (6,830)
Net unrealized appreciation (depreciation)
  on investments during the period                               812,459      (313,337)          --             --      (299,094)
                                                             -----------------------------------------------------------------------
Net increase (decrease) in contract owners'
  equity resulting from operations                             1,192,617        11,195        5,600            660       551,508

From contract owner transactions
Net proceeds from sale of accumulation units                   6,635,155     4,204,473      358,835        225,761     1,225,672
Cost of accumulation units terminated and
  exchanged                                                     (999,210)        4,442       (2,727)      (168,166)      (91,912)
                                                             -----------------------------------------------------------------------
Increase (decrease) in contract owners' equity
 from contract owner transactions                              5,635,945     4,208,915      356,108         57,595     1,133,760
                                                             -----------------------------------------------------------------------
Increase (decrease) in contract owners' equity                 6,828,562     4,220,110      361,708         58,255     1,685,268
Contract owners' equity at beginning of period                 4,220,110            --       58,255             --       829,635
                                                             -----------------------------------------------------------------------
Contract owners' equity at end of period                     $11,048,672   $ 4,220,110   $  419,963     $   58,255   $ 2,514,903
                                                             =======================================================================

                                                                                High Income          Multiple Strategies
                                                                                Bond Division             Division
                                                              1997/(1)/      1998        1997/(1)/  1998         1997/(1)/
                                                             -------------------------------------------------------------
Operations
Net investment income                                        $ 50,022   $    54,866    $ 43,302   $   63,869   $   27,256
Realized gain (loss) on Variable Investors
  Series Trust shares redeemed                                  6,149       (26,762)      4,237       24,546        4,035
Net unrealized appreciation (depreciation)
  on investments during the period                            (59,827)        4,432     (38,178)     186,414      (27,549)
                                                             -------------------------------------------------------------
Net increase (decrease) in contract owners'
  equity resulting from operations                             (3,656)       32,536       9,361      274,829        3,742
From contract owner transactions
Net proceeds from sale of accumulation units                  725,575       466,386     786,740      750,223      431,203
Cost of accumulation units terminated and
  exchanged                                                   107,716      (521,331)    (20,542)    (114,836)     (32,877)
                                                             -------------------------------------------------------------
Increase (decrease) in contract owners' equity
 from contract owner transactions                             833,291       (54,945)    766,198      635,387      398,326
                                                             -------------------------------------------------------------
Increase (decrease) in contract owners' equity                829,635       (22,409)    775,559      910,216      402,068
Contract owners' equity at beginning of period                     --       775,559          --      402,068           --
                                                             -------------------------------------------------------------
Contract owners' equity at end of period                     $829,635   $   753,150    $775,559   $1,312,284   $  402,068
                                                             =============================================================

/(1)/ From commencement of operations, March 31, 1997.

                     First Variable Life Insurance Company -
                              Separate Account VL

          Statements of Changes in Contract Owners' Equity (continued)

                    Periods ended December 31, 1998 and 1997

                                                       Matrix Equity               U.S.  Government              World Equity
                                                          Division                  Bond Division                  Division
                                                      1998        1997(1)         1998       1997(1)          1998        1997(1)
                                                  -------------------------------------------------------------------------------
Operations
Net investment income (loss)                      $   43,433     $ 50,132       $ 24,191     $  5,471       $ 54,898     $ 45,728
Realized gain (loss) on Variable Investors
  Series Trust shares redeemed                       (33,571)       1,214            124          115        (31,647)       1,148
Net unrealized appreciation (depreciation)
  on investments during the period                   116,810      (46,673)        (8,920)      (4,328)       (11,058)     (56,711)
                                                  -------------------------------------------------------------------------------
Net increase (decrease) in contract owners'
  equity resulting from operations                   126,672        4,673         15,395        1,258         12,193       (9,835)

From contract owner transactions
Net proceeds from sale of accumulation units         853,105      237,690        352,694       86,790        480,470      414,940
Cost of accumulation units terminated and
  exchanged                                          (21,299)       5,512         (3,780)      18,217        (49,317)     (25,774)
                                                  -------------------------------------------------------------------------------
Increase in contract owners' equity
  from contract owner transactions                   831,806      243,202        348,914      105,007        431,153      389,166
                                                  -------------------------------------------------------------------------------
Increase in contract owners' equity                  958,478      247,875        364,309      106,265        443,346      379,331
Contract owners' equity at beginning of period       247,875           --        106,265           --        379,331           --
                                                  -------------------------------------------------------------------------------
Contract owners' equity at end of period          $1,206,353     $247,875       $470,574     $106,265       $822,677     $379,331
                                                  ===============================================================================

                                                        Growth & Income                    Small Cap
                                                           Division                     Growth Division
                                                        1998        1997(1)            1998         1997(1)
                                                   --------------------------------------------------------
Operations
Net investment income (loss)                        $   36,295     $ 56,731        $  (11,421)     $ 14,239
Realized gain (loss) on Variable Investors
  Series Trust shares redeemed                           3,233        9,851           (79,910)        4,242
Net unrealized appreciation (depreciation)
  on investments during the period                     108,532      (38,508)          117,155       (41,563)
                                                   --------------------------------------------------------
Net increase (decrease) in contract owners'
  equity resulting from operations                     148,060       28,074            25,824       (23,082)

From contract owner transactions
Net proceeds from sale of accumulation units         1,107,293      808,742         1,040,477       487,032
Cost of accumulation units terminated and
  exchanged                                            (84,267)     (10,411)         (109,741)      130,767
                                                   --------------------------------------------------------
Increase in contract owners' equity
  from contract owner transactions                   1,023,026      798,331           930,736       617,799
                                                   --------------------------------------------------------
Increase in contract owners' equity                  1,171,086      826,405           956,560       594,717
Contract owners' equity at beginning of period         826,405           --           594,717            --
                                                   --------------------------------------------------------
Contract owners' equity at end of period            $1,997,491     $826,405        $1,551,277      $594,717
                                                   ========================================================

(1) From commencement of operations, March 31, 1997.

See accompanying notes.

                   First Variable Life Insurance Company --
                              Separate Account VL

                         Notes to Financial Statements

                          Year ended December 31, 1998


1. Organization

Separate Account VL (the Fund), which began operations on March 31, 1997, is a segregated account of First Variable Life Insurance Company (First Variable
Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Eight of the nine investment divisions of the Fund are invested solely in the shares of the eight corresponding portfolios of the Variable Investors Series Trust (the Trust), a no-load, diversified, open-end, series management investment company registered under the 1940 Act. The remaining investment division is invested in the Federated Prime Money Fund II (Federated), a portfolio of Federated Insurance Series Trust, an open-end management investment company. Under applicable insurance law, the assets and liabilities of the Fund are clearly identified and distinguished from the other assets and liabilities of First Variable Life. The Fund cannot be charged with liabilities arising out of any other business of First Variable Life.

First Variable Life is a wholly owned subsidiary of Irish Life of North America, Inc. (ILoNA), which is a wholly owned subsidiary of Irish Life, plc. (Irish
Life) of Dublin, Ireland. First Variable Life is domiciled in the State of Arkansas.

The assets of the Fund are not available to meet the general obligations of First Variable Life or ILoNA and are held for the exclusive benefit of the contract owners participating in the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments

The investments in shares of the Trust and Federated are stated at the net asset value, which approximates fair value, per share of the respective portfolios of the Trust and Federated. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares sold and redeemed is determined on the first in, first out method. Dividends and capital gain distributions received from the Trust and Federated are reinvested in additional shares of the Trust and Federated and are recorded as income by the Fund on the ex-dividend date.

                   First Variable Life Insurance Company --
                              Separate Account VL

                   Notes to Financial Statements (continued)


2. Significant Accounting Policies (continued)

Federal Income Taxes

For federal income tax purposes, operations of the Fund are combined with those of First Variable Life, which is taxed as a life insurance company. First Variable Life anticipates no tax liability resulting from the operations of the Fund. Therefore, no provision for income taxes has been charged against the Fund.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Investments

The following table presents selected data for investments in each of the Portfolios of the Trust at December 31, 1998:

                                       Number of                     Net Asset
                                        Shares          Cost           Value
                                       ----------------------------------------
Federated Prime Money Fund II           419,963     $   419,963     $   419,963
Growth Portfolio                         61,333       2,275,635       2,514,903
High Income Bond Portfolio               82,173         786,896         753,150
Multiple Strategies Portfolio            70,678       1,052,791       1,211,656
Matrix Equity Portfolio                  73,712       1,135,279       1,205,416
U.S. Government Bond Portfolio           45,589         483,821         470,574
World Equity Portfolio                   57,979         857,352         789,583
Growth & Income Portfolio               125,617       1,927,467       1,997,491
Small Cap Growth Portfolio               99,656       1,428,361       1,503,953
                                                    ---------------------------
                                                    $10,367,565     $10,866,689
                                                    ===========================

                   First Variable Life Insurance Company --
                              Separate Account VL

                   Notes to Financial Statements (continued)


4. Contract Owners' Equity

Variable life contract owners' equity at December 31, 1998, consists of the following:

                                      Accumulation    Accumulation
                                         Units         Unit Value      Equity
                                      -----------------------------------------
Cap One Pay policies
Federated Prime Money Fund II             25,446       10.723661    $   272,881
Growth Division                          138,529       16.443178      2,277,856
High Income Bond Division                 59,075       11.318272        668,623
Multiple Strategies Division              77,855       15.672874      1,220,214
Matrix Equity Division                    74,736       14.743613      1,101,885
U.S. Government Bond Division             38,486       11.678249        449,454
World Equity Division                     64,678       11.570225        748,336
Growth & Income Division                 127,936       13.787358      1,763,899
Small Cap Growth Division                105,819       11.573322      1,224,672
                                                                    -----------
                                                                      9,727,820

Cap Solutions policies
Federated Prime Money Fund II             13,028       10.299996        134,190
Growth Division                           15,930       13.845152        220,556
High Income Bond Division                  6,870       10.076598         69,221
Multiple Strategies Division               6,925       13.295360         92,069
Matrix Equity Division                     8,660       12.063998        104,469
U.S. Government Bond Division              1,266       10.661862         13,498
World Equity Division                      7,119       10.443054         74,341
Growth & Income Division                  19,280       11.173216        215,424
Small Cap Growth Division                 33,107        9.865085        326,605
                                                                    -----------
                                                                      1,250,373
                                                                    -----------
Totals                                                              $10,978,193
                                                                    ===========

                   First Variable Life Insurance Company --
                              Separate Account VL

                   Notes to Financial Statements (continued)


5. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of Trust and Federated shares by the Fund during the year ended December 31, 1998, are shown below:

                                                     Purchases        Sales
                                                     -------------------------
Federated Prime Money Fund II                        $  592,794     $  231,262
Growth Portfolio                                      1,823,208        413,375
High Income Bond Portfolio                            1,263,919      1,264,017
Multiple Strategies Portfolio                           910,661        314,595
Matrix Equity Portfolio                               1,114,235        239,786
U.S. Government Bond Portfolio                          381,483          8,401
World Equity Portfolio                                  618,419        170,082
Growth & Income Portfolio                             1,499,904        405,629
Small Cap Growth Portfolio                            1,324,493        442,119
                                                     -------------------------

Totals                                               $9,529,116     $3,489,266
                                                     =========================

6. Expenses

As more fully disclosed in the prospectus, First Variable Life charges the Fund, based on the value of the Fund, various charges. For Cap One Pay policies, First Variable Life charges the Fund at an annual rate of .90% for mortality and expense risks. For Cap Solutions policies, First Variable Life charges the Fund at an annual rate of .50% for mortality and expense risks. Total charges to the Fund for all the policy forms for the year ended December 31, 1998, were $92,618.

7. Diversification Requirements

Under the provisions of section 817(h) of the Internal Revenue Code (the Code), a variable life contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under section 817(h) of the Code. First Variable Life believes that the Fund satisfies the current requirements of the regulations, and it intends that the Fund will continue to meet such requirements.

                    First Variable Life Insurance Company -
                              Separate Account VL

                   Notes to Financial Statements (continued)


8.  Principal Underwriter and General Distributor

First Variable Capital Services, Inc., a wholly owned subsidiary of First Variable Life, is principal underwriter and general distributor of the contracts issued through the Fund.

9.  Year 2000 Issues (Unaudited)

Like other financial and business organizations around the world, First Variable Life could be adversely affected if its computer systems and those of its service providers do not properly process and calculate date-related information and data from and after January 1, 2000. First Variable Life has completed an assessment of the Year 2000 impact on its systems, procedures, customers, and business processes and has begun converting critical data processing systems.
In addition, First Variable Life is gathering information about the Year 2000 compliance status of its significant service providers and will continue to monitor their compliance. First Variable Life believes it has taken the necessary steps to address the Year 2000 issue; however, there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund.

                       Consolidated Financial Statements

                     First Variable Life Insurance Company

                 Years ended December 31, 1998, 1997, and 1996
                      with Report of Independent Auditors

                     First Variable Life Insurance Company

                       Consolidated Financial Statements

                 Years ended December 31, 1998, 1997, and 1996



                                   CONTENTS


Report of Independent Auditors...........................................   1

Consolidated Financial Statements

Consolidated Balance Sheets..............................................   2
Consolidated Statements of Income........................................   3
Consolidated Statements of Changes in Stockholder's Equity...............   4
Consolidated Statements of Cash Flows....................................   5
Notes to Consolidated Financial Statements...............................   6

                        Report of Independent Auditors


The Board of Directors and Stockholder
First Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of First Variable Life Insurance Company (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of First Variable Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.


February 2, 1999

                     First Variable Life Insurance Company

                          Consolidated Balance Sheets

                                                                            DECEMBER 31
                                                                      1998                1997
                                                               -----------------    -----------------
ASSETS
Investments (Note 3):
 Fixed maturities - Available-for-sale, at fair value
  (amortized cost:  1998 - $245,795,000; 1997 - $274,439,000)         $264,741,000       $294,961,000
 Option contracts                                                        2,279,000          1,057,000
 Equity securities - Available-for-sale, at fair value
 (cost:  $684,000 in 1998 and 1997)                                        173,000            825,000
 Policy loans                                                              606,000            267,000
                                                               --------------------------------------
Total investments                                                      267,799,000        297,110,000

Cash and cash equivalents                                                3,353,000          3,029,000
Accrued investment income                                                4,878,000          5,744,000
Deferred policy acquisition costs                                       10,481,000          7,520,000
Value of insurance in force acquired (Note 4)                           15,089,000         16,939,000
Property and equipment, less allowances for depreciation of
 $836,000 in 1998 and $773,000 in 1997                                     574,000            445,000
Goodwill, less accumulated amortization of $621,000
 in 1998 and $475,000 in 1997                                            2,302,000          2,448,000
Other assets                                                               659,000            732,000
Assets held in separate accounts                                       266,257,000        219,807,000
                                                               --------------------------------------
Total assets                                                          $571,392,000       $553,774,000
                                                               ======================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits for annuity and life products                 $206,069,000       $233,988,000
 Unearned revenue reserve                                                  278,000            282,000
 Supplementary contracts without life contingencies                     22,955,000         21,711,000
 Deferred income tax liability (Note 5)                                  5,850,000          6,692,000
 Due to affiliates                                                         139,000
 Other liabilities                                                       2,149,000          2,837,000
 Liabilities related to separate accounts                              266,257,000        219,807,000
                                                               --------------------------------------
Total liabilities                                                      503,697,000        485,317,000

Commitments and contingencies (Note 8)
Stockholder's equity:
 Capital stock, par value $1.00 per share - Authorized
  3,500,000 shares, issued and outstanding 2,500,000 shares              2,500,000          2,500,000
 Additional paid-in capital                                             53,104,000         53,104,000
 Accumulated other comprehensive income                                  8,195,000          9,066,000
 Retained earnings                                                       3,896,000          3,787,000
                                                               --------------------------------------
Total stockholder's equity                                              67,695,000         68,457,000
                                                               --------------------------------------
Total liabilities and stockholder's equity                            $571,392,000       $553,774,000
                                                               ======================================

See accompanying notes.

                     First Variable Life Insurance Company

                       Consolidated Statements of Income



                                                 YEAR ENDED DECEMBER 31
                                           1998            1997           1996
                                    -----------------------------------------------
Revenues:
 Annuity and life product charges        $ 4,026,000     $ 3,141,000    $ 2,408,000
 Net investment income                    22,295,000      22,597,000     23,458,000
 Realized gains on investments             2,723,000       1,227,000        972,000
 Other income                              1,576,000       1,368,000      1,114,000
                                    -----------------------------------------------
Total revenues                            30,620,000      28,333,000     27,952,000

Benefits and expenses:
 Annuity and life benefits                15,643,000      14,856,000     16,336,000
 Underwriting, acquisition, and
  insurance expenses                       9,828,000       8,313,000      6,176,000
 Amortization of value of insurance
  in force acquired and deferred
  policy acquisition costs                 3,473,000       1,602,000      1,099,000
 Management fee paid to parent               480,000         480,000        480,000
 Other expenses                            1,469,000       2,610,000      1,421,000
                                    -----------------------------------------------
Total benefits and expenses               30,893,000      27,861,000     25,512,000
                                    -----------------------------------------------
Income (loss) before income tax             (273,000)        472,000      2,440,000
 (benefit)
Income tax (benefit)                        (382,000)        153,000        836,000
                                    -----------------------------------------------

Net income                               $   109,000     $   319,000    $ 1,604,000
                                    ===============================================

See accompanying notes.

                     First Variable Life Insurance Company

          Consolidated Statements of Changes in Stockholder's Equity



                                                                        ACCUMULATED
                                                      ADDITIONAL           OTHER                                TOTAL
                                     CAPITAL           PAID-IN         COMPREHENSIVE        RETAINED        STOCKHOLDER'S
                                      STOCK            CAPITAL             INCOME           EARNINGS           EQUITY
                                     -------------------------------------------------------------------------------------
Balance at January 1, 1996              $2,500,000      $53,104,000       $13,189,000         $1,864,000       $70,657,000
 Net income                                      -                -                 -          1,604,000         1,604,000
 Net unrealized investment loss,
  net of reclassification
  adjustment                                     -                -        (5,865,000)                 -        (5,865,000)
                                                                                                               -----------
 Comprehensive loss                                                                                             (4,261,000)
                                     -------------------------------------------------------------------------------------
Balance at December 31, 1996             2,500,000       53,104,000         7,324,000          3,468,000        66,396,000
 Net income                                      -                -                 -            319,000           319,000
 Net unrealized investment gain,
  net of reclassification
  adjustment                                     -                -         1,742,000                  -         1,742,000
                                                                                                               -----------
 Comprehensive income                                                                                            2,061,000
                                     -------------------------------------------------------------------------------------
Balance at December 31, 1997             2,500,000       53,104,000         9,066,000          3,787,000        68,457,000
 Net income                                      -                -                 -            109,000           109,000
 Net unrealized investment loss,
 net of reclassification adjustment
                                                 -                -          (871,000)                 -          (871,000)
                                                                                                               -----------
 Comprehensive loss                                                                                               (762,000)
                                     -------------------------------------------------------------------------------------
Balance at December 31, 1998            $2,500,000      $53,104,000       $ 8,195,000         $3,896,000       $67,695,000
                                     =====================================================================================

See accompanying notes.

                     First Variable Life Insurance Company

                     Consolidated Statements of Cash Flows

                                                                                YEAR ENDED DECEMBER 31
                                                                        1998             1997             1996
                                                                 -------------------------------------------------
OPERATING ACTIVITIES
Net income                                                           $    109,000     $    319,000    $  1,604,000
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Adjustments related to interest-sensitive products:
     Annuity benefits                                                  15,643,000       14,856,000      16,336,000
     Annuity product charges                                           (4,022,000)      (3,141,000)     (2,408,000)
 Realized gains on investments                                         (2,723,000)      (1,227,000)       (972,000)
 Policy acquisition costs deferred                                     (3,665,000)      (3,208,000)     (2,800,000)
 Amortization of deferred policy
  acquisition costs                                                       912,000          594,000         360,000
 Provision for depreciation and other
  amortization                                                          2,154,000          937,000         524,000
 Provision for income taxes                                              (382,000)         153,000         836,000
 Other                                                                    478,000        3,560,000      (1,949,000)
                                                                 -------------------------------------------------
Net cash provided by operating activities                               8,504,000       12,843,000      11,531,000

INVESTING ACTIVITIES
Sale, maturity, or repayment of fixed
 maturity investments                                                  61,253,000       24,657,000      21,770,000
Acquisition of fixed maturities                                       (29,074,000)     (19,142,000)     (7,517,000)
Acquisition of option contracts                                        (1,223,000)        (963,000)        (94,000)
Policy loans and other                                                   (840,000)        (267,000)       (193,000)
                                                                 -------------------------------------------------
Net cash provided by investing                                         30,116,000        4,285,000      13,966,000
 activities

FINANCING ACTIVITIES
Receipts from interest-sensitive products
 credited to policyholder account balances                             58,317,000       64,181,000      58,175,000
Return of policyholder account balances on
 interest-sensitive products                                          (96,613,000)     (80,713,000)    (86,824,000)
                                                                 -------------------------------------------------
Net cash used in financing activities                                 (38,296,000)     (16,532,000)    (28,649,000)
                                                                 -------------------------------------------------
Net increase (decrease) in cash and cash
 equivalents                                                              324,000          596,000      (3,152,000)

Cash and cash equivalents at beginning
 of year                                                                3,029,000        2,433,000       5,585,000
                                                                 -------------------------------------------------
Cash and cash equivalents at end of year                             $  3,353,000     $  3,029,000    $  2,433,000
                                                                 =================================================

See accompanying notes.

                     First Variable Life Insurance Company

                  Notes to Consolidated Financial Statements

                               December 31, 1998


1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF BUSINESS

First Variable Life Insurance Company (the Company), a life insurance company domiciled in the State of Arkansas, is a wholly-owned subsidiary of Irish Life of North America, Inc. (ILoNA), which is owned by Irish Life, plc (Irish Life) of Dublin, Ireland. The Company is licensed in 49 states and sells variable and fixed annuity products and variable universal life products through regional wholesalers and insurance brokers.

CONSOLIDATION

The consolidated financial statements include the Company and its wholly-owned subsidiaries, First Variable Advisory Services Corp. and First Variable Capital Services, Inc. All significant intercompany transactions have been eliminated.

INVESTMENTS

FIXED-MATURITIES AND EQUITY SECURITIES

Fixed-maturity securities (bonds) are categorized as "available-for-sale," and as a result, are reported at fair value, with unrealized gains and losses on these securities included directly in accumulated other comprehensive income in stockholder's equity, net of certain adjustments (see Note 3).

Option contracts are carried at unamortized premium paid for the contract adjusted for increases in their intrinsic value from increases in the S&P 500 index.

Policy loans are carried at unpaid principal balances.

Premiums and discounts on investments are amortized or accreted using methods which result in a constant yield over the securities' expected lives. Amortization or accretion of premiums and discounts on mortgage and asset-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

Equity securities (common stocks) are designated as available for sale and are reported at fair value. The change in unrealized gain and loss of equity securities (net of related deferred income taxes, if any) is included directly in accumulated other comprehensive income in stockholder's equity.

                     First Variable Life Insurance Company

             Notes to Consolidated Financial Statements (Continued


1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REALIZED GAINS AND LOSSES ON INVESTMENTS

The carrying values of all the Company's investments are reviewed on an ongoing basis for credit deterioration, and if this review indicates a decline in market value that is other than temporary, the Company's carrying value in the investment is reduced to its estimated realizable value (the sum of the estimated nondiscounted cash flows) and a specific write-down is taken. Such reductions in carrying value are recognized as realized losses and charged to income. Realized gains and losses on sales are determined on the basis of specific identification of investments.

CASH AND CASH EQUIVALENTS

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE ACQUIRED

To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired is an asset that arose at the date the Company was acquired by ILoNA. The initial value was determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired. Interest accrues on the current unamortized balance at 7%.

For variable universal life insurance and investment products, these costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

PROPERTY AND EQUIPMENT

Property and equipment are reported at cost, less allowances for depreciation. Depreciation expense is computed primarily using the straight-line method over the estimated useful lives of the assets.

                     First Variable Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired. Goodwill is being amortized on a straight-line basis over a period of twenty years.

The carrying value of goodwill is regularly reviewed for indications of impairment in value which, in the view of management, are other than temporary. If facts and circumstances suggest that goodwill is impaired, the Company will assess the fair value of the underlying business and reduce goodwill to an amount that results in the book value of the underlying business approximating fair value. The Company has not recorded any such write-downs of goodwill.

FUTURE POLICY BENEFITS

Future policy benefit reserves for annuity and variable universal life products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for annuity products ranged from 3.0% to 7.0% in 1998, and 4.5% to 6.5% in 1997.

DEFERRED INCOME TAXES

Deferred income tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the related asset or liability from period to period.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.
                                                                               8

                     First Variable Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECOGNITION OF PREMIUM REVENUES AND COSTS

Revenues for annuity and variable universal life products consist of policy charges for the cost of insurance, administration charges, and surrender charges assessed against policyholder account balances during the period. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

Approximately 35%, 42%, and 68% of the direct business written (as measured by premiums received) during the periods ended December 31, 1998, 1997, and 1996, respectively, were written through three wholesalers. Direct premiums are not concentrated in any geographical area.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals, postretirement benefits, guaranty fund assessment accruals, and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

COMPREHENSIVE INCOME

As of January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS), No. 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the new standard had no impact on the Company's net income or stockholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to the adoption were reported separately in stockholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

                     First Variable Life Insurance Company

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PENDING ACCOUNTING STANDARDS

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivatives Instruments and for Hedging Activities. SFAS No. 133 requires all derivatives to be recorded on the balance sheet at fair value and establishes "special accounting" for the following three different types of hedges; hedges of changes in the fair value of assets, liabilities, or firm commitments; hedges of the variable cash flows of forecasted transactions; and hedges of foreign currency exposures of net investments in foreign operations. SFAS No. 133 is effective for years beginning after June 15, 1999, with earlier adoption permitted. The Company has not determined the impact of adopting SFAS No. 133.

RECLASSIFICATION

Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the presentations made in the current years.

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS

SFAS 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

                     First Variable Life Insurance Company

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Fixed-Maturity Securities: Fair values for fixed-maturity securities have been determined by the Company's outside investment manager and are based on quoted market prices, when available, or price matrices for securities which are not actively traded, developed using yield data and other factors relating to instruments or securities with similar characteristics.

    Option Contracts: The fair values for option contracts are based on settlement values, quoted market prices of comparable instruments, and fees currently charged to enter into similar loans offered to borrowers with similar credit ratings. Similar characteristics are aggregated for the purposes of the calculations.

    Equity Securities: The fair values for equity securities are based on quoted market prices.

    Policy Loans: The Company has not determined the fair values associated with its policy loans, as management believes any differences between the Company's carrying value and the fair values afforded these instruments are immaterial to the Company's financial position and, accordingly, the cost to provide such disclosure would exceed the benefit derived. At December 31, 1998 and 1997, the interest rate related to the outstanding policy loans is 5%.

    Cash and Cash Equivalents: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

    Assets and Liabilities of Separate Accounts: Separate account assets and liabilities are reported at estimated fair value in the Company's consolidated balance sheets.

    Future Policy Benefits for Annuity and Life Products and Supplementary Contracts Without Life Contingencies: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities) are stated at the cost the Company would incur to extinguish the liability; i.e., the cash surrender value. The Company is not required to and has not estimated fair value of its liabilities under other contracts.

                     First Variable Life Insurance Company

2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS 107 at December 31, 1998 and 1997:

                                             1998                                      1997
                           --------------------------------------    --------------------------------------
                              CARRYING                                  CARRYING
                                VALUE              FAIR VALUE             VALUE              FAIR VALUE
                           --------------------------------------    --------------------------------------
ASSETS
Fixed maturities -
  Available-for-sale              $264,741,000       $264,741,000           $294,961,000       $294,961,000
Option contracts                     2,279,000          2,279,000              1,057,000          1,057,000
Equity securities                      173,000            173,000                825,000            825,000
Policy loans                           606,000            606,000                267,000            267,000
Cash and cash equivalents            3,353,000          3,353,000              3,029,000          3,029,000
Assets held in separate
 accounts                          266,257,000        266,257,000            219,807,000        219,807,000


LIABILITIES
Future policy benefits for
 annuity and life products         206,069,000        206,069,000            233,988,000        233,988,000
Supplementary contracts
 without life contingencies         22,955,000         22,955,000             21,711,000         21,711,000
Liabilities related to
 separate accounts                 266,257,000        266,257,000            219,807,000        219,807,000

                     First Variable Life Insurance Company

3.  INVESTMENT OPERATIONS

FIXED MATURITIES AND EQUITY SECURITIES

The following tables contain amortized cost and fair value information on fixed maturities (bonds) and equity securities (common stocks) at December 31, 1998 and 1997:

                                        COST OR               GROSS            GROSS
                                       AMORTIZED           UNREALIZED        UNREALIZED
                                         COST                GAINS             LOSSES         FAIR VALUE
                                   ---------------       --------------    ---------------  --------------
DECEMBER 31, 1998
Fixed maturities -
 Available-for-sale:
  United States Government and
   agencies:
     Mortgage and asset-backed
      securities                     $    996,000         $    15,000         $      -      $    1,011,000
     Other                             20,025,000           1,717,000            9,000          21,733,000
  State, municipal, and other
   governments                          3,987,000             252,000                -           4,239,000
  Public utilities                     59,463,000           7,622,000            7,000          67,078,000
  Industrial and miscellaneous        161,324,000          10,041,000          685,000         170,680,000
                                   -----------------------------------------------------------------------
Total fixed maturities -
Available-for-sale                   $245,795,000         $19,647,000          701,000      $  264,741,000
                                   =======================================================================

Equity securities                    $    684,000         $         -         $511,000      $      173,000
                                   =======================================================================


DECEMBER 31, 1997
Fixed maturities -
  Available-for-sale:
   United States Government and
    agencies:
     Mortgage and asset-backed
      securities                     $ 24,133,000         $   730,000         $283,000      $   24,580,000
     Other                             23,546,000           1,391,000          138,000          24,799,000
  State, municipal, and other
   governments                          3,991,000             250,000                -           4,241,000
  Public utilities                     69,972,000           8,299,000          303,000          77,968,000
  Industrial and miscellaneous        152,797,000          10,758,000          182,000         163,373,000
                                   -----------------------------------------------------------------------
Total fixed maturities -
 Available-for-sale                  $274,439,000         $21,428,000         $906,000      $  294,961,000
                                   =======================================================================

Equity securities                    $    684,000         $   141,000         $      -      $      825,000
                                   =======================================================================

                     First Variable Life Insurance Company

3.  INVESTMENT OPERATIONS (CONTINUED)

The amortized cost and fair value of the Company's portfolio of fixed-maturity securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                  ESTIMATED
                                                   AMORTIZED       MARKET
                                                     COST           VALUE
                                               ------------------------------
Due in one year or less                           $ 19,051,000   $ 19,307,000
Due after one year through five years              106,314,000    113,217,000
Due after five years through ten years              37,572,000     38,992,000
Due after ten years                                 81,862,000     92,214,000
Mortgage and asset-backed securities                   996,000      1,011,000
                                               ------------------------------

                                                  $245,795,000   $264,741,000
                                               ==============================

The unrealized gain or loss on fixed-maturity and equity securities available-for-sale is reported as accumulated other comprehensive income, reduced by adjustments to deferred policy acquisition costs and value of insurance in force acquired that would have been required as a charge or credit to income had such amounts been realized and a provision for deferred income taxes. Net unrealized investment gains that are recorded as accumulated other comprehensive income were comprised of the following:

                                                          DECEMBER 31
                                                      1998            1997
                                               -------------------------------
Unrealized gain on fixed-maturity and equity
 securities available-for-sale                     $18,435,000     $20,663,000
Adjustments for assumed changes in
 amortization pattern of:
  Deferred policy acquisition costs                 (1,572,000)     (1,780,000)
  Value of insurance in force acquired              (4,446,000)     (5,157,000)
Deferred income tax liability                       (4,222,000)     (4,660,000)
                                               -------------------------------

Net unrealized investment gains                    $ 8,195,000     $ 9,066,000
                                               ===============================

                     First Variable Life Insuance Company

3.  INVESTMENT OPERATIONS (CONTINUED)

NET INVESTMENT INCOME

Components of net investment income are as follows:

                                             YEAR ENDED DECEMBER 31
                                      1998            1997            1996
                               -----------------------------------------------
Income from:
 Fixed maturities                  $21,181,000     $22,183,000     $23,364,000
 Cash and cash equivalents             155,000         225,000         288,000
 Option contracts                    1,118,000         408,000               -
 Policy loans                           37,000               -               -
                               -----------------------------------------------
                                    22,491,000      22,816,000      23,652,000

Less investment expenses              (196,000)       (219,000)       (194,000)
                               -----------------------------------------------
Net investment income              $22,295,000     $22,597,000     $23,458,000
                               ===============================================

REALIZED AND UNREALIZED GAINS AND LOSSES

Realized gains (losses) and the change in unrealized gain (loss) on investments are summarized below:

                                              YEAR ENDED DECEMBER 31
                                       1998           1997            1996
                                -----------------------------------------------
REALIZED
Fixed maturities                    $ 2,723,000      $1,227,000    $    972,000
                                ===============================================

UNREALIZED
Fixed maturities                    $(1,576,000)     $4,632,000    $(12,756,000)
Equity securities                      (652,000)        134,000         369,000
                                -----------------------------------------------
Unrealized gain (loss) on
 investments                        $(2,228,000)     $4,766,000    $(12,387,000)
                                ===============================================

                     First Variable Life Insurance Company

3.  INVESTMENT OPERATIONS (CONTINUED)


A summary of the net unrealized gain (loss) recognized in other comprehensive income is as follows:

                                                           YEAR ENDED DECEMBER 31
                                                     1998            1997           1996
                                              ----------------------------------------------
Realized gain on securities included
 in net income                                    $ 2,723,000     $ 1,227,000    $   972,000
                                              ==============================================

Other comprehensive income:
 Net unrealized gain (loss) arising
  during the year, net of taxes of
  $166,000, $2,020,000, and
  ($3,881,000), respectively                      $   315,000     $ 3,970,000    $(7,534,000)
 Reclassification adjustment, net of
  taxes of $926,000, $416,000, and
  $331,000, respectively                           (1,797,000)       (811,000)      (641,000)
                                              ----------------------------------------------
                                                   (1,482,000)      3,159,000     (8,175,000)

 Adjustments:
  Deferred policy acquisition costs,
   net of taxes of $70,000 and
   ($195,000), respectively                           138,000        (385,000)             -
  Value of insurance in force
   acquired, net of taxes of
   $238,000, ($525,000), and                          473,000      (1,032,000)     2,310,000
   $1,190,000, respectively
                                              ----------------------------------------------
                                                      611,000      (1,417,000)     2,310,000
                                              ----------------------------------------------

 Net unrealized gain (loss)
  recognized in other comprehensive income        $  (871,000)    $ 1,742,000    $(5,865,000)
                                              ==============================================

An analysis of sales, maturities, and principal repayments of the Company's fixed maturities portfolio for the years ended December 31, 1998, 1997, and 1996 is as follows:

                                                           GROSS         GROSS
                                          AMORTIZED      REALIZED      REALIZED
                                             COST         GAINS         LOSSES       PROCEEDS
                                      ---------------------------------------------------------
1998:
 Scheduled principal
  repayments and calls                $29,801,000      $  909,000       $ 1,000     $30,709,000
 Sales                                 28,729,000       1,861,000        46,000      30,544,000
                                      ---------------------------------------------------------
                                      $58,530,000      $2,770,000       $47,000     $61,253,000
                                      =========================================================

1997:
 Scheduled principal
  repayments and calls                $11,636,000      $  447,000       $     -     $12,083,000
 Sales                                 11,795,000         851,000        72,000      12,574,000
                                      ---------------------------------------------------------
                                      $23,431,000      $1,298,000       $72,000     $24,657,000
                                      =========================================================

                     First Variable Life Insurance Company

3.  INVESTMENT OPERATIONS (CONTINUED)

                                           GROSS         GROSS
                           AMORTIZED      REALIZED      REALIZED
                             COST          GAINS         LOSSES      PROCEEDS
                           ---------------------------------------------------
1996:
 Scheduled principal
  repayments and calls     $13,416,000    $  329,000     $ 8,000   $13,737,000
  Sales                      7,382,000       715,000      64,000     8,033,000
                           ---------------------------------------------------
                           $20,798,000    $1,044,000     $72,000   $21,770,000
                           ===================================================

Income taxes during the years ended December 31, 1998, 1997, and 1996 include a provision of $926,000, $416,000, and $331,000, respectively, for the tax effect of realized gains.

OTHER

At December 31, 1998, fixed maturities with a carrying value of $8,894,000 were held on deposit with state agencies to meet regulatory requirements.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10% of stockholder's equity at December 31, 1998.

The Company has acquired call option contracts relating to its equity-indexed annuity product to hedge increases in the S&P 500 index. The options are purchased concurrently with the issuance of these annuity contracts and expire, if not utilized, at the end of the annuities' term. The Company pays, at the beginning of the option contract, a premium for transferring the risk of unfavorable changes in the S&P 500 index. The carrying value of the option contracts is based upon the unamortized premium paid for the contract adjusted for increases in its intrinsic value from increases in the S&P 500 index. The carrying value of these contracts was $2,279,000 and $1,057,000 at December 31, 1998 and 1997, respectively.

CONCENTRATIONS OF CREDIT RISK

The Company's investment in public utility bonds at December 31, 1998 represents 25% of total investments and 12% of total assets. The holdings of public utility bonds are widely diversified and all issues met the Company's investment policies and credit standards when purchased.

                     First Variable Life Insurance Company

4.  VALUE OF INSURANCE IN FORCE ACQUIRED

The value of insurance in force acquired is an asset that represents the present value of future profits on business acquired. An analysis of the value of insurance in force acquired for the years ended December 31, 1998, 1997, and 1996 is as follows:

                                                  YEAR ENDED DECEMBER 31
                                           1998            1997            1996
                                    -----------------------------------------------
Excluding impact on net
 unrealized investment gains and
 losses:
  Balance at beginning of year          $22,096,000     $23,094,000     $23,833,000
  Accretion of interest during
   the year                               1,457,000       1,582,000       1,642,000
  Amortization of asset                  (4,018,000)     (2,580,000)     (2,381,000)
                                    -----------------------------------------------
Balance prior to impact of net
 unrealized investment gains and
 losses                                  19,535,000      22,096,000      23,094,000
Impact of net unrealized
 investment gains and losses             (4,446,000)     (5,157,000)     (3,600,000)
                                    -----------------------------------------------

Balance at end of year                  $15,089,000     $16,939,000     $19,494,000
                                    ===============================================

During the year ended December 31, 1998, the amortization of value of insurance in force acquired was increased by $1,600,000 due to gains realized on securities sold supporting the acquired block of business. Amortization of the value of insurance in force acquired for the next five years ending December 31 is expected to be as follows: 1999 - $1,242,000; 2000 - $1,380,000; 2001 -
$1,329,000; 2002 - $1,281,000; and 2003 - $1,231,000.

5.  FEDERAL INCOME TAXES

The Company and its subsidiaries each file separate federal income tax returns. Deferred income taxes have been established by the Company and its subsidiaries based on the temporary differences, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled, within each entity.

                     First Variable Life Insurance Company

5.  FEDERAL INCOME TAXES (CONTINUED)

Income tax expense (benefit) is included in the consolidated financial statements as follows:

                                                   YEAR ENDED DECEMBER 31
                                             1998           1997          1996
                                       -------------------------------------------
Income tax (benefit) expense in
 consolidated statements of income
 on income before income tax (benefit)      $(382,000)    $  153,000   $   836,000
                                       -------------------------------------------
                                             (382,000)       153,000       836,000
Tax (benefit) expense in
 consolidated statements of changes
 in stockholder's equity:
  Amounts attributable to change in
   accumulated other comprehensive
   income during year - Deferred             (438,000)       887,000    (3,022,000)
                                       -------------------------------------------
                                            $(820,000)    $1,040,000   $(2,186,000)
                                       ===========================================

The effective tax rate on income (loss) before income tax (benefit) is different from the prevailing federal income tax rate as follows:

                                                                  YEAR ENDED DECEMBER 31
                                                           1998           1997           1996
                                                      ------------------------------------------
Income (loss) before income tax (benefit)               $(273,000)      $472,000    $ 2,440,000
                                                      ==========================================

Income tax (benefit) at federal
 statutory rate (34%)                                   $ (93,000)      $160,000     $  830,000
Tax effect (decrease) of:
 Other                                                   (289,000)        (7,000)         6,000
                                                      ------------------------------------------
Income tax (benefit) expense                            $(382,000)      $153,000     $  836,000
                                                      ==========================================

                     First Variable Life Insurance Company

5. FEDERAL INCOME TAXES (CONTINUED)

The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1998 and 1997 is as follows:

                                                          DECEMBER 31
                                                      1998          1997
                                                 ------------------------------
         Deferred tax assets:
          Future policy benefits                  $  2,342,000    $  1,969,000
          Operating loss carryforwards               2,406,000       2,590,000
          Other                                        163,000         124,000
                                                 ------------------------------
                                                     4,911,000       4,683,000

         Deferred tax liabilities:
          Investments                               (5,031,000)     (5,946,000)
          Deferred policy acquisition costs         (3,247,000)     (2,523,000)
          Value of insurance in force acquired      (2,090,000)     (2,533,000)
          Other                                       (393,000)       (373,000)
                                                 ------------------------------
                                                   (10,761,000)    (11,375,000)
                                                 ------------------------------
         Deferred income tax liability            $ (5,850,000)   $ (6,692,000)
                                                 ==============================

The Company has federal net operating loss carryforwards reportable on its federal tax return aggregating $7,076,000 at December 31, 1998 which expire from 2009 to 2012.

6. RETIREMENT AND COMPENSATION PLANS

Substantially all full-time employees of the Company are covered by a noncontributory defined benefit pension plan sponsored by ILoNA. The benefits are based on years of service and the employee's compensation. In addition, effective January 1, 1996, ILoNA adopted a nonqualified supplemental plan to provide benefits in excess of limitations established by the Internal Revenue Code (the Code). The Company records its required contributions as pension expense related to these plans. There were no material contributions to the plan during the years ended December 31, 1998, 1997, or 1996.

                     First Variable Life Insurance Company

6. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

Employees of the Company also are eligible to participate in a contributory defined contribution plan sponsored by ILoNA which is qualified under section 401(k) of the Code. The plan covers substantially all full-time employees of the Company. Employees can contribute up to 15% of their annual salary (with a maximum contribution of $10,000 in 1998) to the plan. The Company contributes an additional amount, subject to limitations, based on the voluntary contribution of the employee. Further, the plan provides for additional employer contributions based on the discretion of the Board of Directors of ILoNA. Pension expense related to this plan was $77,000, $37,000, and $27,000 for the years ended December 31, 1998, 1997, and 1996, respectively.

The Company also has certain other benefit and incentive plans. These plans are considered immaterial to the consolidated financial statements.

7. STOCKHOLDER'S EQUITY

STATUTORY LIMITATIONS ON DIVIDENDS

The ability of the Company to pay dividends to ILoNA is restricted because prior approval of insurance regulatory authorities is normally required for payment of dividends to the stockholder which exceed an annual limitation. During 1999, this annual limitation aggregates $3,045,000; however, pursuant to a directive received from the Arkansas Insurance Department in 1991, any proposed payment of a dividend currently requires its approval. Also, the amount ($37,000,000 at December 31, 1998) by which stockholder's equity stated in conformity with generally accepted accounting principles exceeds statutory capital and surplus as reported is restricted and cannot be distributed.

Net loss for the Company, as determined in accordance with statutory accounting practices, was $2,466,000, $1,240,000, and $1,507,000 for the years ended
December 31, 1998, 1997, and 1996, respectively. Total statutory capital and surplus was $30,451,000 at December 31, 1998 and $33,556,000 at December 31, 1997.

                     First Variable Life Insurance Company

8. COMMITMENTS AND CONTINGENCIES

The Company leases its home office space and certain other equipment under operating leases which expire through 2001. During 1998, the Company moved to its current location and subleased its previous office space. Rent received under the sublease agreement is netted against rent expense in 1998. During the years ended December 31, 1998, 1997, and 1996, rent expense totaled $361,000, $228,000, and $206,000, respectively. At December 31, 1998, minimum rental payments due under all noncancelable operating leases, including the lease agreement on the Company's previous office space with initial terms of one year or more are:

          Year ending December 31:
            1999                                      $  673,000
            2000                                         689,000
            2001                                         328,000
            2002                                           6,000
            Thereafter                                     3,000
                                                      ----------
                                                      $1,699,000
                                                      ==========

The Company is involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits or certain other agreements. Management and its legal counsel do not believe any of these claims will result in a material loss to the Company.

Assessments are, from time to time, levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Assessments have not been material to the Company's financial statements in the past. However, the economy and other factors have caused a number of failures of substantially larger companies since that time. At December 31, 1998 and 1997, the Company has not accrued for guaranty fund assessments based on its historical experience and information available from those making guaranty fund assessments. During 1997, the American Institute of Certified Public Accountants issued Statement of Position 97-3 (SOP 97-3), "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," that will require, beginning in 1999, the accrual of guaranty fund assessments. The Company has not determined the impact of adopting SOP 97-3.

                     First Variable Life Insurance Company

9. RELATED PARTY TRANSACTIONS

The Company has a management agreement with ILoNA to provide for certain management services. Amounts paid by the Company pursuant to this agreement were $480,000 in both 1998 and 1997. In addition, an expense allocation agreement was entered into with Interstate Assurance Company, a subsidiary of ILoNA, to provide for certain administrative functions. Amounts paid during 1998 and 1997 by the Company pursuant to this agreement were $506,000 and $504,000, respectively.

10. RELOCATION OF COMPANY

In December 1997, management decided to relocate the operations of the Company from Boston to Illinois. As a result, at December 31, 1997, the Company accrued a liability of $1,200,000, which relates to benefits for involuntarily terminated employees, and certain other costs, including office and other lease cancellations and write-down of furniture and equipment. The relocation was substantially completed in June 1998.

11. YEAR 2000 ISSUES (UNAUDITED)

Like other financial and business organizations around the world, the Company could be adversely affected if its computer systems and those of its service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Company has completed an assessment of the Year 2000 impact on its systems, procedures, customers, and business processes and has begun converting critical data processing systems. In addition, the Company is gathering information about the Year 2000 compliance status of its significant service providers and will continue to monitor their compliance.